UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06540

Name of Fund:	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund III, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2023

Date of reporting period: 07/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2023

2023 Annual Report

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.52%	13.02%
U.S. small cap equities (Russell 2000® Index)	4.51	7.91
International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79
Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Municipal Market Overview For the Reporting Period Ended July 31, 2023

Municipal Market Conditions

Municipal bonds posted positive total returns amid heightened volatility. Interest rates rose rapidly early in the period as the Fed continued its historic hiking cycle but became increasingly rangebound later in the reporting period as economic activity slowed, inflation expectations moderated, and the Fed tempered the magnitude and pace of its policy tightening. Strong credit fundamentals, bolstered by robust post-pandemic revenue growth and elevated fund balances, drove strong positive excess returns versus comparable U.S. Treasuries. Lower-rated investment grade credits and the 15-year part of the yield curve performed best.

During the 12-month period ended July 31, 2023, municipal bond funds experienced net outflows totaling $52 billion (based on data from the Investment Company Institute), transitioning from the largest outflow cycle on record in 2022 to mixed in 2023. At the same time, the market contended with just $324 billion in issuance, well below the $422 billion issued during the prior 12-months. However, elevated bid-wanted activity filled some of the gap as investors raised cash to meet redemptions, portfolio leverage was repositioned, and the Federal Deposit Insurance Corporation (“FDIC”) liquidated collapsed bank assets.

Bloomberg Municipal Bond Index(a) Total Returns as of July 31, 2023 6 months: 0.20% 12 months: 0.93%

A Closer Look at Yields

From July 31, 2022, to July 31, 2023, yields on AAA-rated 30-year municipal bonds increased by 62 basis points (“bps”) from 2.89% to 3.51%, ten-year yields increased by 36 bps from 2.21% to 2.57%, five-year yields increased by 86 bps from 1.80% to 2.66%, and two-year yields increased by 140 bps from 1.60% to 3.00% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 78 bps to a slope of 51 bps. Still, the curve remained relatively steep compared to the deeply inverted U.S. Treasury curve.

Outperformance throughout the period prompted historically rich valuations across the curve. Municipal-to-Treasury ratios tightened well through their 5-year averages led by short and intermediate maturities.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and 2022. However, revenue collections through April 2023, particularly personal income tax receipts, have softened or declined in many states, such as California and New York. A slowing economy could cause more widespread declines in overall revenue collections. While the inflation rate has slowed, higher wages and interest rates in the post-Covid recovery will pressure state and local government costs. Nevertheless, overall credit fundamentals remain solid, particularly near-record reserve levels. Other sectors also exhibit strong credit fundamentals. Municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs. Rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from high inflation, but aid and demand in the service sector of the economy will continue to support operating results through 2023. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values.

The opinions expressed are those of BlackRock as of July 31, 2023 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

(a)	The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of July 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Investment Objective

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2023 ($11.20)(a)	4.02%
Tax Equivalent Yield(b)	8.30%
Current Monthly Distribution per Common Share(c)	$0.037500
Current Annualized Distribution per Common Share(c)	$0.450000
Leverage as of July 31, 2023(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low
Closing Market Price	$11.20	$13.36	(16.17)%	$13.51	$10.67
Net Asset Value	13.03	13.58	(4.05)	13.69	11.82

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.52%	1.70%	4.40%
Fund at Market Price(a)(b)	(12.17)	2.06	3.73

New Jersey Customized Reference Benchmark(c)	1.98	2.75	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New Jersey Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged (90%) and the New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New Jersey Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices. New Jersey municipal bonds outpaced the national market.

The Fund’s use of U.S. Treasury futures to manage interest rate risk was a key contributor to performance early in the reporting period when the Fed was aggressively raising rates to combat inflation. Tax-backed state issues were the largest contributors at the sector level, with smaller contributions from education and tobacco. A rated securities made the largest contribution to performance, reflecting their sizable weighting in the portfolio. With the exception of holdings in long-duration, 4% coupon issues, the Fund’s positions in bonds with maturities of 20 years and above performed well. (Duration is a measure of interest rate sensitivity.)

On the other hand, positions in the healthcare, housing and utility sectors modestly detracted from performance. At the ratings level, triple B and below rated securities were a modest drag on results.

The Fund’s cash and cash equivalent weighting was above typical levels at the close of the period, which represented a defensive positioning.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments
Transportation	31.0%
State	20.3
Education	14.5
County/City/Special District/School District	12.8
Health	5.9
Tobacco	5.1
Corporate	5.0
Utilities	3.5
Housing	1.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	8.7%
2024	19.7
2025	7.4
2026	5.9
2027	8.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments
AAA/Aaa	1.8%
AA/Aa	36.0
A	38.1
BBB/Baa	16.9
BB/Ba	1.1
B	0.3
N/R(e)	5.8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.6% of the Fund’s total investments.

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Fund Summary as of July 31, 2023	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Investment Objective

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2023 ($ 11.12)(a)	3.72%
Tax Equivalent Yield(b)	6.77%
Current Monthly Distribution per Common Share(c)	$0.034500
Current Annualized Distribution per Common Share(c)	$0.414000
Leverage as of July 31, 2023(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low
Closing Market Price	$11.12	$13.67	(18.65)%	$13.86	$10.63
Net Asset Value	12.94	13.56	(4.57)	13.63	11.77

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(0.40)%	1.49%	4.39%
Fund at Market Price(a)(b)	(15.09)	1.54	4.05

Michigan Customized Reference Benchmark(c)	0.44	2.01	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Michigan Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Michigan Exempt Total Return Index Unhedged (90%) and the Michigan Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Michigan Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices. Michigan municipals underperformed the national market.

Security selection in the tax-backed state, school district and healthcare sectors made small contributions to performance. Holdings in the 15- to 20-year maturity range, which outpaced the broader market, also contributed. With respect to credit tiers, positions in A and BBB rated bonds helped results.

The Fund’s use of leverage, which amplified the effect of falling prices, detracted from returns. In addition, rising rates have increased the cost of using leverage. Positions in the five- to seven-year maturity range and bonds rated below investment grade also hurt performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments
County/City/Special District/School District	22.7%
Education	20.9
Health	18.9
State	16.2
Utilities	7.8
Housing	6.7
Transportation	5.4
Tobacco	1.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	15.1%
2024	8.8
2025	9.8
2026	8.9
2027	4.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments
AAA/Aaa	1.0%
AA/Aa	74.9
A	14.1
BBB/Baa	4.8
BB/Ba	0.4
N/R(e)	4.8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Investment Objective

BlackRock MuniYield NewYork Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2023 ($ 10.08)(a)	3.75%
Tax Equivalent Yield(b)	7.76%
Current Monthly Distribution per Common Share(c)	$0.031500
Current Annualized Distribution per Common Share(c)	$0.378000
Leverage as of July 31, 2023(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low
Closing Market Price	$10.08	$10.94	(7.86)%	$11.19	$8.95
Net Asset Value	11.70	12.12	(3.47)	12.25	10.35

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.64%	1.11%	3.77%
Fund at Market Price(a)(b)	(3.94)	1.02	2.90

New York Customized Reference Benchmark(c)	1.40	1.85	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New York Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices. New York municipals outperformed the national market.

Portfolio income was a large contributor to the Fund’s total return at a time of negative price performance. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment, with most of the contribution occurring in the first half of the period. (Prices and yields move in opposite directions.) Positions in bonds with 15- to 25-year maturities contributed, as well.

With respect to credit tiers, AA rated bonds were the largest contributor due to their sizable weighting in both the New York market and the Fund. BBB rated securities, which consisted mainly of holdings within the transportation and higher education sectors, also performed well. The tax-backed sector was another positive contributor.

On the negative side, positions in low-coupon bonds—particularly in the housing sector—detracted. Holdings in bonds with maturities of 25 years and longer also detracted, as did the Fund’s allocation to high yield bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments
Transportation	27.7%
County/City/Special District/School District	19.7
Utilities	15.6
State	13.1
Education	9.0
Housing	5.6
Health	4.7
Corporate	2.7
Tobacco	1.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	6.4%
2024	6.4
2025	14.8
2026	3.5
2027	11.2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments
AAA/Aaa	10.6%
AA/Aa	56.8
A	19.7
BBB/Baa	5.6
BB/Ba	0.9
B	0.1
N/R(e)	6.3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.3% of the Fund’s total investments.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Objective

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2023 ($ 11.69)(a)	3.49%
Tax Equivalent Yield(b)	6.22%
Current Monthly Distribution per Common Share(c)	$0.034000
Current Annualized Distribution per Common Share(c)	$0.408000
Leverage as of July 31, 2023(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low
Closing Market Price	$11.69	$13.54	(13.66)%	$14.13	$10.23
Net Asset Value	13.09	13.92	(5.96)	14.03	11.93

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(2.05)%	1.30%	4.02%
Fund at Market Price(a)(b)	(10.08)	1.87	3.99

Pennsylvania Customized Reference Benchmark(c)	0.70	2.07	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Pennsylvania Customized Reference Benchmark is comprised of the Bloomberg Pennsylvania Total Return Index Unhedged (90%) and the Pennsylvania Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Pennsylvania Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices. Pennsylvania municipals slightly underperformed the national market.

The Fund’s use of U.S. Treasury futures to manage interest rate risk was a key contributor to performance early in the reporting period when the Fed was aggressively raising rates to combat inflation. The investment adviser closed out this position before the end of the period given that yields had already risen significantly.

On a sector basis, holdings in tax-backed local and transportation issues made the largest contribution to absolute performance. Positions in A and BBB rated bonds also contributed positively, as did holdings in securities with higher coupons.

Positions in the housing and school district sectors were the largest detractors from performance, followed by healthcare, education and tax-backed state. Holdings in AA rated debt and high-yield issues detracted. Bonds with maturities of 20 years and above also hurt results. In addition, the Fund was adversely affected by the investment adviser’s effort to reduce duration at an inopportune time early in the period, which reduced the benefit of the market’s rebound in early 2023.

The Fund’s cash weighting was above typical levels at the close of the period, which represented a defensive positioning.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments
Health	23.3%
Transportation	20.1
Education	19.2
County/City/Special District/School District	16.1
Utilities	6.0
State	6.0
Tobacco	4.1
Housing	3.3
Corporate	1.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	5.5%
2024	7.0
2025	11.5
2026	7.7
2027	9.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments
AAA/Aaa	1.2%
AA/Aa	47.6
A	30.1
BBB/Baa	8.2
BB/Ba	1.3
B	0.7
N/R(e)	10.9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Objective

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2023 ($ 11.13)(a)	4.37%
Tax Equivalent Yield(b)	7.38%
Current Monthly Distribution per Common Share(c)	$0.040500
Current Annualized Distribution per Common Share(c)	$0.486000
Leverage as of July 31, 2023(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low
Closing Market Price	$11.13	$12.24	(9.07)%	$12.38	$9.99
Net Asset Value	12.51	13.04	(4.06)	13.14	11.26

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.48%	2.25%	4.46%
Fund at Market Price(a)(b)	(4.76)	2.22	3.90

National Customized Reference Benchmark(c)	0.82	1.98	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.

Security selection in the tax-backed state and transportation sectors made small contributions to performance. Holdings in the 15- to 20-year maturity range, which outperformed the broader market, also contributed. With respect to credit tiers, positions in A and BBB rated bonds helped results. The Fund’s use of U.S. Treasury futures to mitigate interest rate risk was a further contributor.

The Fund’s use of leverage, which amplified the effect of falling prices, detracted from returns. In addition, rising rates have increased the cost of using leverage. Positions in the five- to seven-year maturity range and bonds rated below investment grade also hurt performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	19

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments
Transportation	28.4%
County/City/Special District/School District	20.3
State	16.9
Health	10.0
Utilities	9.2
Education	9.1
Tobacco	2.3
Corporate	1.9
Housing	1.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	5.9%
2024	5.4
2025	6.6
2026	5.4
2027	10.1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments
AAA/Aaa	7.1%
AA/Aa	50.4
A	24.6
BBB/Baa	7.9
BB/Ba	1.6
B	0.3
N/R(e)	8.1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	BlackRock New York Municipal Income Trust (BNY)

Investment Objective

BlackRock NewYork Municipal IncomeTrust’s (BNY) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Fund invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2023 ($10.35)(a)	3.54%
Tax Equivalent Yield(b)	7.33%
Current Monthly Distribution per Common Share(c)	$0.030500
Current Annualized Distribution per Common Share(c)	$0.366000
Leverage as of July 31, 2023(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low
Closing Market Price	$10.35	$11.46	(9.69)%	$11.81	$9.12
Net Asset Value	12.05	12.51	(3.68)	12.65	10.48

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	21

Fund Summary as of July 31, 2023 (continued)	BlackRock New York Municipal Income Trust (BNY)

Performance

Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.46%	0.70%	3.83%
Fund at Market Price(a)(b)	(5.81)	0.60	2.50

New York Customized Reference Benchmark(c)	1.40	1.85	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New York Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices. New York municipals outperformed the national market.

Portfolio income was a large contributor to the Fund’s total return at a time of negative price performance. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment, with most of the contribution occurring in the first half of the period. (Prices and yields move in opposite directions.) Positions in bonds with 15- to 25-year maturities contributed, as well.

With respect to credit tiers, AA rated bonds were the largest contributor due to their sizable weighting in both the New York market and the Fund. BBB rated securities, which consisted mainly of holdings within the transportation and higher education sectors, also performed well. The tax-backed sector was another positive contributor.

On the negative side, positions in low-coupon bonds—particularly in the housing sector—detracted. Holdings in bonds with maturities of 25 years and longer also detracted, as did the Fund’s allocation to high yield bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock New York Municipal Income Trust (BNY)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments
Transportation	23.9%
County/City/Special District/School District	21.4
Utilities	15.8
Education	12.4
State	11.6
Health	5.2
Housing	4.0
Corporate	3.4
Tobacco	2.3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	7.6%
2024	8.0
2025	9.2
2026	4.7
2027	6.9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments
AAA/Aaa	8.0%
AA/Aa	51.8
A	23.1
BBB/Baa	7.1
BB/Ba	0.7
B	1.2
N/R(e)	8.1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.6% of the Fund’s total investments.

F U N D S U M M A R Y	23

Schedule of Investments July 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

New Jersey — 127.4%

Corporate — 7.3%
New Jersey Economic Development Authority, ARB
Series A, AMT, 5.63%, 11/15/30	$1,730	$1,752,854
Series B, AMT, 5.63%, 11/15/30	6,900	6,968,400
New Jersey Economic Development Authority, RB
Series A, (NPFGC), 5.25%, 07/01/25(a)	950	984,576
Series A, (NPFGC), 5.25%, 07/01/26(a)	1,415	1,499,065
AMT, 4.00%, 08/01/59	1,000	857,613
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	4,040	3,626,607
3.50%, 04/01/42	3,030	2,636,836
AMT, 3.00%, 08/01/41	21,580	16,520,353
AMT, 3.00%, 08/01/43	21,400	16,521,399

		51,367,703

County/City/Special District/School District — 17.1%
City of Bayonne New Jersey, Refunding GO, (BAM SAW), 5.00%, 07/01/26(b)	2,425	2,563,092
Clifton Board of Education, GO, (AGM SCH BD RES FD), 2.25%, 08/15/46	6,150	4,046,909
Clifton Board Of Education, GO, (AGM SCH BD RES FD), 2.00%, 08/15/41	6,150	4,350,399
County of Essex New Jersey, GO, Series B, 3.00%, 09/01/46	1,700	1,418,446
County of Middlesex New Jersey, Refunding COP, 5.00%, 10/15/31	2,840	3,135,357
Essex County Improvement Authority, Refunding RB
(NPFGC GTD), 5.50%, 10/01/27	250	276,225
(NPFGC GTD), 5.50%, 10/01/28	9,380	10,603,884
(NPFGC GTD), 5.50%, 10/01/29	8,505	9,813,273
Ewing Township Board of Education, GO
4.00%, 07/15/38	2,660	2,726,061
4.00%, 07/15/39	2,320	2,371,525
Hudson County Improvement Authority, RB
5.00%, 05/01/46	5,655	5,834,150
Series A-1, (NPFGC GTD), 0.00%, 12/15/32(c)	1,000	741,531
Mercer County Improvement Authority, RB, 5.00%, 09/01/40	2,480	2,569,989
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(d)(e)	2,350	24,135
Monroe Township Board of Education/Middlesex County, Refunding GO, 5.00%, 03/01/25(b)	2,750	2,825,306
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(b)	6,305	7,034,526
5.00%, 06/15/43	10,690	11,237,146
Series B, AMT, 6.50%, 04/01/31	3,690	3,812,084
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	3,972	4,085,220
Newark Board of Education, Refunding GO, Sustainability Bonds, (BAM SCH BD RES FD), 3.00%, 07/15/42	1,500	1,231,728
Township of Irvington New Jersey, Refunding GO, Series A, (AGM), 5.00%, 07/15/24(b)	1,175	1,193,526
Union County Utilities Authority, Refunding RB, Series A, AMT, (GTD), 5.25%, 12/01/31	37,810	37,850,079

		119,744,591

Security	Par (000)	Value

Education — 21.3%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	$2,250	$2,224,490
Camden County Improvement Authority, RB, 6.00%, 06/15/52	780	811,885
Gloucester County Improvement Authority, RB, 5.00%, 07/01/44	1,985	2,023,043
Middlesex County Improvement Authority, RB, 5.00%, 08/15/53	3,125	3,417,031
New Jersey Economic Development Authority, RB
6.00%, 10/01/33	4,520	4,530,247
Series A, 5.00%, 07/01/27(f)	275	267,704
Series A, 5.13%, 11/01/29(f)	150	143,903
Series A, 5.00%, 01/01/35	2,000	1,918,798
Series A, 5.25%, 07/01/37(f)	1,030	941,591
Series A, 5.00%, 07/01/38	350	354,964
Series A, 6.25%, 11/01/38(f)	440	440,282
Series A, 5.00%, 07/01/47	1,235	1,122,939
Series A, 5.38%, 07/01/47(f)	1,685	1,463,952
Series A, 5.00%, 12/01/48	4,475	4,478,401
Series A, 5.00%, 06/15/49(f)	970	873,437
Series A, 5.00%, 07/01/50	905	905,467
Series A, 6.50%, 11/01/52(f)	2,490	2,479,081
Series A, 5.00%, 06/15/54(f)	730	643,750
Series A, 5.25%, 11/01/54(f)	4,040	3,435,685
Series WW, 5.00%, 06/15/25(b)	8,615	8,899,942
Series WW, 5.25%, 06/15/25(b)	8,755	9,084,896
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	6,270	6,506,467
(AGM), 5.00%, 06/01/42	810	832,150
Series A, 4.25%, 09/01/27(f)	160	156,013
Series A, 5.63%, 08/01/34(f)	630	632,360
Series A, 5.00%, 09/01/37(f)	805	770,838
Series A, 5.88%, 08/01/44(f)	1,070	1,070,613
Series A, 6.00%, 08/01/49(f)	555	555,356
Series A, 5.13%, 09/01/52(f)	1,700	1,526,168
New Jersey Educational Facilities Authority, RB
Series C, (AGM), 3.25%, 07/01/49	1,060	828,930
Series C, (AGM), 4.00%, 07/01/50	895	844,220
New Jersey Educational Facilities Authority, Refunding RB
Series A, 5.00%, 07/01/39	15,555	15,801,547
Series A, 5.00%, 07/01/44	14,500	14,635,009
Series A, 4.00%, 07/01/47	2,100	1,859,149
Series D, 5.00%, 07/01/38	1,000	1,000,762
Series D, 5.00%, 07/01/43	600	600,004
New Jersey Higher Education Student Assistance Authority, RB
Series 1A-1, AMT, 4.00%, 12/01/29	930	931,057
Series 1A-1, AMT, 4.25%, 12/01/32	335	335,968
Series 1A-1, AMT, 4.50%, 12/01/36	295	295,930
Series B, AMT, 4.00%, 12/01/44	1,575	1,528,070
Sub-Series C, AMT, 4.00%, 12/01/48	3,210	2,774,923
Series C, AMT, Subordinate, 5.00%, 12/01/53	985	962,177
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	3,265	3,218,353
Series B, Class B, AMT, 3.00%, 12/01/32	4,635	4,496,126
Sub-Series C, AMT, 3.63%, 12/01/49	1,925	1,558,530

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB (continued)
Series C, AMT, Subordinate, 5.00%, 12/01/52	$18,705	$19,270,957
New Jersey Institute of Technology, RB
Series A, 5.00%, 07/01/45	12,000	12,261,528
Series A, AMT, 5.00%, 07/01/40	3,000	3,084,705

		148,799,398

Health — 7.9%
Camden County Improvement Authority, Refunding RB
5.00%, 02/15/33	2,000	2,014,670
5.00%, 02/15/34	590	594,332
Middlesex County Improvement Authority, RB, AMT, (AMBAC), 5.50%, 09/01/30	430	430,243
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	1,230	1,172,349
5.00%, 01/01/39	1,980	1,751,429
5.00%, 01/01/49	1,500	1,222,628
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	2,000	2,064,036
2.38%, 07/01/46	3,735	2,582,353
3.00%, 07/01/51	14,850	11,337,737
4.00%, 07/01/51	4,000	3,865,740
Series A, 5.50%, 07/01/43	5,505	5,508,947
Series B, 4.40%, 07/01/43(g)	10,450	10,450,000
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 01/01/24(b)	180	181,199
5.00%, 07/01/28	2,820	2,839,407
5.00%, 07/01/29	715	719,974
5.00%, 07/01/34	2,190	2,317,397
4.00%, 07/01/41	3,000	2,986,176
Series A, 4.00%, 07/01/43	3,500	3,477,379

		55,515,996

Housing — 2.8%
New Jersey Housing & Mortgage Finance Agency, RB, Series A, (AGM), 5.00%, 05/01/27	1,570	1,569,554
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series H, 2.15%, 10/01/41	2,995	2,181,459
New Jersey Housing & Mortgage Finance Agency, Refunding RB
Series A, 4.00%, 11/01/48	675	575,064
Series A, 4.10%, 11/01/53	400	360,434
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, 2.45%, 11/01/45	860	568,018
Series A, 2.65%, 11/01/46	1,150	778,250
Series A, 2.55%, 11/01/50	780	487,227
Series A, 2.70%, 11/01/51	1,150	738,611
Series A, 2.63%, 11/01/56	780	467,275
Series A, 2.75%, 11/01/56	1,150	714,495
Series D, AMT, 4.25%, 11/01/37	1,750	1,620,712
Series D, AMT, 4.35%, 11/01/42	1,000	895,956

Security	Par (000)	Value

Housing (continued)
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing
Series A, 3.75%, 10/01/35	$5,295	$5,068,623
Series E, 2.40%, 10/01/45	1,885	1,347,865
Newark Housing Authority, RB, M/F Housing, Series A, AMT, 5.00%, 12/01/30	2,000	2,008,810

		19,382,353

State — 22.0%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	13,410	13,543,792
5.25%, 11/01/44	15,755	15,836,312
Garden State Preservation Trust, RB(c)
Series B, (AGM), 0.00%, 11/01/23	17,185	17,037,175
Series B, (AGM), 0.00%, 11/01/25	10,000	9,274,490
Series B, (AGM), 0.00%, 11/01/26	6,000	5,389,524
Series B, (AGM), 0.00%, 11/01/27	4,000	3,479,184
Series B, (AGM), 0.00%, 11/01/28	4,540	3,822,925
New Jersey Economic Development Authority, RB
4.00%, 06/15/49	5,310	5,076,195
Series A, (NPFGC), 5.25%, 07/01/24	1,785	1,810,577
Series A, (NPFGC), 5.25%, 07/01/25	7,915	8,164,797
Series A, (NPFGC), 5.25%, 07/01/26	6,085	6,389,792
Series A, 5.00%, 06/15/42	2,000	2,087,982
Series B, 5.00%, 06/15/35	3,750	4,043,456
Series B, 5.00%, 06/15/43	3,470	3,650,502
New Jersey Economic Development Authority, Refunding RB
4.00%, 07/01/46	5,025	5,037,191
Series N-1, (NPFGC), 5.50%, 09/01/27	1,000	1,089,069
Sub-Series A, 4.00%, 07/01/32	5,000	5,041,645
Sub-Series A, 5.00%, 07/01/33	5,050	5,307,075
Sub-Series A, 4.00%, 07/01/34	8,570	8,592,419
New Jersey Educational Facilities Authority, RB
Series A, 4.00%, 09/01/28	9,705	9,766,520
Series A, 5.00%, 09/01/32	4,000	4,070,136
Series A, 5.00%, 09/01/33	5,370	5,464,974
State of New Jersey, GO
2.00%, 06/01/37	5,825	4,566,916
5.00%, 06/01/40	5,085	5,527,146

		154,069,794

Tobacco — 7.5%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	10,000	10,306,070
Series A, 5.25%, 06/01/46	6,500	6,778,415
Sub-Series B, 5.00%, 06/01/46	35,420	35,354,756

		52,439,241

Transportation — 36.3%
New Jersey Economic Development Authority, RB
4.00%, 11/01/44	4,715	4,543,926
Class A, 5.25%, 11/01/47	7,800	8,584,212
AMT, (AGM), 5.00%, 01/01/31	1,000	1,003,861
AMT, 5.13%, 01/01/34	2,290	2,297,871
AMT, 5.38%, 01/01/43	23,510	23,565,789
New Jersey Economic Development Authority, Refunding ARB
AMT, 5.00%, 10/01/37	2,750	2,874,855

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New Jersey Economic Development Authority, Refunding ARB (continued)
AMT, 5.00%, 10/01/47	$1,450	$1,459,093
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/42	785	852,564
5.25%, 06/15/46	790	870,899
4.50%, 06/15/49	4,600	4,665,941
Class BB, 5.00%, 06/15/36	3,750	4,150,642
Class BB, 4.00%, 06/15/37	1,550	1,554,210
Class BB, 4.00%, 06/15/40	6,000	5,879,388
Class BB, 4.00%, 06/15/50	8,290	7,844,205
Series A, (NPFGC), 5.75%, 06/15/24	1,205	1,228,217
Series A, 5.00%, 06/15/30	4,250	4,468,620
Series AA, 5.25%, 06/15/34	1,305	1,352,271
Series AA, 4.00%, 06/15/36	2,565	2,599,330
Series AA, 5.00%, 06/15/38	11,830	12,004,398
Series AA, 5.25%, 06/15/41	5,000	5,142,265
Series AA, 4.00%, 06/15/45	10,980	10,567,580
Series AA, 5.00%, 06/15/45	5,000	5,338,715
Series AA, 4.00%, 06/15/50	13,535	12,896,486
Series B, 5.00%, 06/15/33	2,450	2,668,569
Series BB, 4.00%, 06/15/44	5,100	4,944,460
Series BB, 4.00%, 06/15/50	10,100	9,617,745
Series C, (AGM), 0.00%, 12/15/32(c)	14,050	10,075,438
Series C, (AMBAC), 0.00%, 12/15/35(c)	8,300	4,973,327
Series C, (AMBAC), 0.00%, 12/15/36(c)	7,210	4,102,036
Series D, 5.00%, 06/15/32	3,300	3,378,190
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	6,000	3,595,176
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	4,795	4,760,951
Series A, 5.00%, 06/15/31	12,270	12,907,341
Series A, 4.00%, 06/15/35	1,605	1,637,333
Series A, 5.00%, 12/15/35	2,000	2,151,086
Series A, 4.00%, 06/15/36	3,695	3,735,142
Series A, 5.00%, 12/15/36	500	534,622
Series A, 5.25%, 06/15/41	4,000	4,460,792
Series AA, 4.25%, 06/15/44	6,170	6,169,679
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	4,000	4,024,096
Series A-1, 5.00%, 01/01/35	2,500	2,675,460
Series E, 5.00%, 01/01/45	8,720	8,866,949
New Jersey Turnpike Authority, Refunding RB
Series A, (AGM), 5.25%, 01/01/29	4,000	4,489,944
Series A, (BHAC-CR AGM), 5.25%, 01/01/29	500	562,102
Series A, (AGM), 5.25%, 01/01/30	4,000	4,581,192
South Jersey Port Corp., ARB
Series A, 5.00%, 01/01/49	4,150	4,253,140
Series B, AMT, 5.00%, 01/01/42	12,870	13,046,036
South Jersey Transportation Authority, RB
Series A, (AGM-CR), 4.00%, 11/01/50	4,260	4,169,535
Series A, Subordinate, (BAM), 4.00%, 11/01/50	2,000	1,939,954

		254,065,633

Security	Par (000)	Value

Utilities — 5.2%
Passaic Valley Sewerage Commission, Refunding RB
Series J, (AGM), 3.00%, 12/01/40	$2,060	$1,772,006
Series J, (AGM), 3.00%, 12/01/41	2,110	1,783,503
Series J, (AGM), 3.00%, 12/01/42	2,155	1,779,907
Series J, (AGM), 3.00%, 12/01/43	2,205	1,801,860
Series J, (AGM), 3.00%, 12/01/44	2,255	1,809,795
Series J, (AGM), 3.00%, 12/01/45	2,305	1,815,563
Rahway Valley Sewerage Authority, RB(c)
Series A, (NPFGC), 0.00%, 09/01/26	4,100	3,725,412
Series A, (NPFGC), 0.00%, 09/01/28	6,600	5,638,156
Series A, (NPFGC), 0.00%, 09/01/29	9,650	7,986,861
Series A, (NPFGC), 0.00%, 09/01/31	6,000	4,642,086
Series A, (NPFGC), 0.00%, 09/01/33	5,000	3,584,375

		36,339,524

Total Municipal Bonds in New Jersey		891,724,233

New York — 6.9%

Transportation — 6.9%
Port Authority of New York & New Jersey, ARB
93rd Series, 6.13%, 06/01/94	6,000	6,159,558
AMT, 5.00%, 11/01/30	2,000	2,195,580
AMT, 5.00%, 11/01/33	1,030	1,124,252
AMT, 4.00%, 11/01/37	1,715	1,725,257
218th Series, AMT, 5.00%, 11/01/32	3,105	3,396,122
218th Series, AMT, 4.00%, 11/01/47	835	778,527
221st Series, AMT, 4.00%, 07/15/40	1,500	1,477,083
221th Series, AMT, 4.00%, 07/15/50	4,415	4,077,204
Port Authority of New York & New Jersey, RB, AMT, 4.00%, 09/01/38	1,085	1,088,511
Port Authority of New York & New Jersey, Refunding ARB
AMT, 5.00%, 01/15/47	7,720	8,139,173
206th Series, AMT, 5.00%, 11/15/42	4,475	4,625,302
206th Series, AMT, 5.00%, 11/15/47	5,000	5,133,440
238th Series, AMT, 5.00%, 07/15/39	1,670	1,828,734
Series 178th, AMT, 5.00%, 12/01/33	4,005	4,019,662
Series 223, AMT, 4.00%, 07/15/41	2,530	2,475,418

Total Municipal Bonds in New York		48,243,823

Pennsylvania — 2.3%

Transportation — 2.3%
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	2,460	2,571,576
Delaware River Port Authority, RB
5.00%, 01/01/24(b)	2,000	2,013,318
5.00%, 01/01/37	7,330	7,397,898
5.00%, 01/01/40	4,000	4,016,644

Total Municipal Bonds in Pennsylvania		15,999,436

Puerto Rico — 4.9%

State — 4.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,878	2,719,379
Series A-1, Restructured, 5.00%, 07/01/58	12,646	12,338,373
Series A-2, Restructured, 4.78%, 07/01/58	2,906	2,734,325
Series A-2, Restructured, 4.33%, 07/01/40	12,863	12,166,121

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-1, Restructured, 4.75%, 07/01/53	$638	$602,692
Series B-2, Restructured, 4.78%, 07/01/58	618	581,638
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	11,852	3,341,280

Total Municipal Bonds in Puerto Rico		34,483,808

Total Municipal Bonds — 141.5% (Cost: $999,448,479)		990,451,300

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

New Jersey — 5.2%

County/City/Special District/School District — 1.7%
Union County Utilities Authority, Refunding RB, Series A, 5.00%, 06/15/41	11,685	11,697,444

Health — 0.7%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/47	5,555	5,253,483

State — 2.8%
Garden State Preservation Trust, RB, Series A, 5.75%, 11/01/28	17,920	19,396,478

Total Municipal Bonds in New Jersey		36,347,405

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.2% (Cost: $35,631,132)		36,347,405

Total Long-Term Investments — 146.7% (Cost: $1,035,079,611)		1,026,798,705

Security	Shares	Value

Short-Term Securities

Money Market Funds — 14.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(i)(j)	104,186,840	$104,186,840

Total Short-Term Securities — 14.9% (Cost: $104,179,148)		104,186,840

Total Investments — 161.6% (Cost: $1,139,258,759)		1,130,985,545

Other Assets Less Liabilities — 1.1%		7,428,688

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.2)%		(22,209,666)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (59.5)%		(416,356,885)

Net Assets Applicable to Common Shares — 100.0%		$699,847,682

(a)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$42,316,790	$61,877,513	(a)	$—	$(4,972)	$(2,491)	$104,186,840	104,186,840	$1,412,567	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$5,923,092	$—	$5,923,092

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,481,240	$—	$1,481,240

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — short	$39,640,492

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$990,451,300	$—	$990,451,300
Municipal Bonds Transferred to Tender Option Bond Trusts	—	36,347,405	—	36,347,405
Short-Term Securities
Money Market Funds	104,186,840	—	—	104,186,840

	$104,186,840	$1,026,798,705	$—	$1,130,985,545

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(22,059,998)	$—	$(22,059,998)
VRDP Shares at Liquidation Value	—	(417,100,000)	—	(417,100,000)

	$—	$(439,159,998)	$—	$(439,159,998)

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Michigan — 147.9%

County/City/Special District/School District — 35.5%
Belding Area Schools, GO, (Q-SBLF), 5.25%, 05/01/48	$1,620	$1,769,612
Bloomfield Hills School District, GO, 5.00%, 05/01/48	1,250	1,361,601
Byron Center Public Schools, GO, Series I, (Q-SBLF), 5.00%, 05/01/43	2,895	3,013,660
Cedar Springs Public School District, GO
Series II, (Q-SBLF), 5.00%, 05/01/46	1,100	1,191,963
Series II, (Q-SBLF), 4.50%, 05/01/49	1,950	1,980,127
Chippewa Valley Schools, GO, (Q-SBLF), 5.00%, 05/01/43	4,275	4,560,450
City of Lansing Michigan, Refunding GO
4.00%, 06/01/43	2,000	1,968,772
Series B, (AGM), 4.13%, 06/01/48	5,325	5,191,151
Clarkston Community Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/45	8,360	9,181,128
Series I, (Q-SBLF), 5.00%, 05/01/47	2,500	2,729,255
Columbia School District, GO, (Q-SBLF), 5.00%, 11/01/23(a)	5,185	5,205,164
Coopersville Area Public Schools, GO
Series I, (Q-SBLF), 4.50%, 05/01/41	425	445,266
Series I, (Q-SBLF), 4.50%, 05/01/43	320	332,874
Series I, (Q-SBLF), 4.00%, 05/01/45	850	830,767
Series I, (Q-SBLF), 4.00%, 05/01/48	745	715,429
Series I, (Q-SBLF), 4.13%, 05/01/52	1,000	989,351
Dearborn School District, GO, Series A, (Q-SBLF), 5.00%, 11/01/23(a)	4,300	4,316,723
Farmington Public School District, Refunding GO
(AGM), 5.00%, 05/01/33	1,500	1,551,044
(AGM), 5.00%, 05/01/34	1,500	1,551,049
(AGM), 5.00%, 05/01/35	1,000	1,034,039
Grand Ledge Public Schools, GO, (Q-SBLF), 5.00%, 05/01/44	1,585	1,687,315
Gull Lake Community School District, GO, Series I, (Q-SBLF), 5.00%, 05/01/48	4,000	4,190,552
Hudsonville Public Schools, GO, Series I, (Q-SBLF), 4.00%, 05/01/45	2,040	1,961,344
Hudsonville Public Schools, Refunding GO
(Q-SBLF), 5.00%, 05/01/46	2,500	2,709,007
(Q-SBLF), 5.00%, 05/01/49	2,375	2,555,234
Karegnondi Water Authority, Refunding RB
5.00%, 11/01/41	2,750	2,850,933
5.00%, 11/01/45	3,000	3,091,416
Kentwood Public Schools, GO
5.00%, 05/01/41	1,120	1,165,847
5.00%, 05/01/49	5,000	5,325,170
Lowell Area Schools, GO, Series I, (Q-SBLF), 5.00%, 05/01/47	1,500	1,577,259
Michigan Finance Authority, RB
Series H-1, 5.00%, 10/01/39(a)	5,400	5,468,936
2nd Lien, 4.00%, 11/01/50	1,500	1,435,292
Novi Community School District, GO
Series II, 4.00%, 05/01/43	1,320	1,293,439
Series II, 4.00%, 05/01/47	1,150	1,115,981
Rockford Public Schools, GO, Series II, 5.00%, 05/01/49	5,710	6,206,096
Saline Area Schools, GO, Series I, (Q-SBLF), 5.00%, 05/01/42	3,635	3,996,137

Security	Par (000)	Value

County/City/Special District/School District (continued)
Southfield Public Schools, GO, 5.00%, 05/01/49	$1,740	$1,891,413
Three Rivers Community Schools, GO
Series II, (Q-SBLF), 4.13%, 05/01/46	2,000	1,963,662
Series II, (Q-SBLF), 4.25%, 05/01/49	7,000	7,001,813
Troy School District, GO, (Q-SBLF), 5.00%, 05/01/47	6,445	7,052,216
Walled Lake Consolidated School District, GO
(Q-SBLF), 5.00%, 11/01/23(a)	5,480	5,501,312
(Q-SBLF), 5.00%, 05/01/47	1,000	1,081,862
(Q-SBLF), 5.00%, 05/01/49	2,500	2,698,825
Wayne-Westland Community Schools, GO
(Q-SBLF), 5.00%, 11/01/44	2,360	2,572,176
(Q-SBLF), 4.50%, 11/01/46	5,250	5,375,869
West Ottawa Public Schools, GO, (AGM), 4.00%, 11/01/46	1,730	1,637,194
Zeeland Public Schools, GO, Series A, (AGM), 5.00%, 05/01/33	1,000	1,032,145

		134,357,870

Education — 31.0%
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	10,000	9,593,660
Grand Valley State University, RB, 5.00%, 12/01/43	1,600	1,682,888
Lake Superior State University, RB, (AGM), 5.00%, 01/15/48	3,750	3,839,475
Michigan Finance Authority, Refunding RB
4.00%, 02/01/29	700	662,901
5.00%, 02/01/33	830	828,203
4.00%, 12/01/33	1,720	1,699,998
5.00%, 12/01/36	1,550	1,553,007
5.00%, 09/01/40	1,000	951,817
5.00%, 12/01/40	2,900	2,903,118
5.00%, 12/01/45	4,400	4,401,712
4.00%, 09/01/50	1,550	1,329,553
Series 25-A, AMT, 4.00%, 11/01/28	6,315	6,313,630
Series 25-A, AMT, 4.00%, 11/01/29	5,480	5,478,734
Series 25-A, AMT, 4.00%, 11/01/30	2,645	2,644,921
Series 25-A, AMT, 4.00%, 11/01/31	3,150	3,149,950
Michigan State University, Refunding RB
Series B, 4.00%, 02/15/44	4,000	3,949,792
Series B, 5.00%, 02/15/44	3,820	4,078,148
Series C, 4.00%, 02/15/44	9,000	8,887,032
Michigan Technological University, RB
Series A, 5.00%, 10/01/45	1,800	1,839,371
Series A, (AGM), 5.25%, 10/01/52	1,675	1,781,778
Oakland University, RB, 5.00%, 03/01/41	3,635	3,746,242
Wayne State University, RB
Series A, 5.00%, 11/15/40	13,000	13,075,101
Series A, 5.00%, 11/15/43	8,530	9,054,296
Series A, 4.00%, 11/15/48	2,000	1,916,642
Western Michigan University, RB, Series A, 5.00%, 11/15/53	1,500	1,565,421
Western Michigan University, Refunding RB
(AGM), 5.00%, 11/15/23(a)	1,750	1,757,917
5.25%, 11/15/23(a)	8,475	8,519,307
(AGM), 5.25%, 11/15/23(a)	1,000	1,005,228
5.00%, 11/15/49	8,435	8,866,973

		117,076,815

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health — 29.6%
Grand Traverse County Hospital Finance Authority, RB
Series A, 5.00%, 07/01/44	$4,230	$4,264,009
Series A, 5.00%, 07/01/47	2,200	2,216,966
Series A, 5.00%, 07/01/49	2,610	2,708,405
Series B, 4.00%, 07/01/49	2,000	1,862,888
Kalamazoo Economic Development Corp., Refunding RB, 5.00%, 05/15/42	425	362,259
Kentwood Economic Development Corp., Refunding RB, 4.00%, 11/15/43	750	560,619
Michigan Finance Authority, RB
Series S, 5.00%, 11/01/44	15,000	15,318,090
Series S, 4.00%, 11/01/46	1,025	967,219
Michigan Finance Authority, Refunding RB
5.00%, 11/15/37	3,000	3,085,902
5.00%, 11/15/41	1,000	1,024,564
4.00%, 04/15/42	3,210	3,121,889
5.00%, 11/15/45	1,690	1,704,717
5.00%, 12/01/45	18,445	18,915,126
4.00%, 11/15/46	8,500	7,994,547
Series 2, 4.00%, 03/01/51	4,000	3,735,460
Series A, 4.00%, 12/01/40	3,085	3,027,662
Series A, 4.00%, 12/01/49	1,500	1,406,232
Series S, 5.00%, 05/15/34	1,500	1,540,964
Series S, 5.00%, 05/15/35	4,945	5,097,108
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	4,000	4,190,440
Michigan Strategic Fund, RB, 5.00%, 11/15/42	3,500	3,116,036
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 03/01/24(a)	25,505	25,745,971

		111,967,073

Housing — 8.7%
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 4.45%, 10/01/34	1,000	999,737
Series A, 4.63%, 10/01/39	3,490	3,488,869
Series A, 4.30%, 10/01/40	3,320	3,299,635
Series A, 4.00%, 10/01/43	7,420	6,971,832
Series A, 4.75%, 10/01/44	5,000	4,998,190
Series A, 5.00%, 10/01/48	7,000	7,209,944
AMT, (GNMA), 4.75%, 04/20/37	2,660	2,655,204
Series A, AMT, 2.55%, 10/01/51	5,175	3,352,298

		32,975,709

State — 20.2%
Michigan Finance Authority, RB
Series F, 5.00%, 04/01/31	1,000	1,000,941
Series F, 5.25%, 10/01/41	8,595	8,606,294
Michigan State Building Authority, Refunding RB
Series I, 4.00%, 10/15/40	3,300	3,328,901
Series I, 5.00%, 04/15/41	2,750	2,870,134
Series I, 5.00%, 10/15/45	5,150	5,282,010
Series I, 5.00%, 10/15/47	5,000	5,452,920
Series I, 4.00%, 10/15/49	7,000	6,764,835
Michigan Strategic Fund, RB
Series A, 5.25%, 10/15/40	3,000	3,110,988
AMT, (AGM), 4.25%, 12/31/38	14,000	13,999,692

Security	Par (000)	Value

State (continued)
Michigan Strategic Fund, RB (continued)
AMT, 5.00%, 12/31/43	$15,000	$15,177,945
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/46	3,590	3,499,069
State of Michigan Trunk Line Revenue, RB, BAB, Series B, 4.00%, 11/15/45	7,500	7,429,785

		76,523,514

Tobacco — 2.3%
Michigan Finance Authority, Refunding RB
Series A, Class 1, 4.00%, 06/01/39	1,250	1,240,819
Series A, Class 1, 4.00%, 06/01/49	2,750	2,439,868
Michigan Finance Authority, Refunding RB, CAB, Series B-2, Class 2, 0.00%, 06/01/65(b)	50,000	4,823,000

		8,503,687

Transportation — 8.5%
Gerald R Ford International Airport Authority, ARB, AMT, (GTD), 5.00%, 01/01/51	5,435	5,767,845
Wayne County Airport Authority, ARB
Series A, 5.00%, 12/01/42	1,000	1,047,500
Series A, 5.00%, 12/01/46	4,000	4,299,140
Series D, 5.00%, 12/01/35	3,850	4,030,056
Series D, 5.00%, 12/01/45	5,000	5,120,895
Series B, AMT, 5.00%, 12/01/42	2,000	2,058,882
Series C, AMT, 5.00%, 12/01/39	1,475	1,491,855
Wayne County Airport Authority, Refunding RB, Series F, AMT, 5.00%, 12/01/34	8,000	8,237,592

		32,053,765

Utilities — 12.1%
City of Detroit Michigan Water Supply System Revenue, RB, Series A, Senior Lien, (NPFGC), 5.00%, 07/01/34	10	10,010
Downriver Utility Wastewater Authority, Refunding RB, (AGM), 5.00%, 04/01/43	1,000	1,033,733
Great Lakes Water Authority Sewage Disposal System Revenue, RB, Series A, Senior Lien, 5.25%, 07/01/47	8,000	8,593,656
Great Lakes Water Authority Water Supply System Revenue, RB, Series B, 2nd Lien, 5.00%, 07/01/46 .	10,000	10,238,800
Lansing Board of Water & Light, Refunding RB
Series A, 5.00%, 07/01/44	1,000	1,063,724
Series A, 5.00%, 07/01/48	14,000	14,791,728
Michigan Finance Authority, Refunding RB
Series D-1, 5.00%, 07/01/35	750	777,384
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/31	1,000	1,017,014
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/32	5,250	5,335,344
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/33	3,000	3,047,121

		45,908,514

Total Municipal Bonds in Michigan		559,366,947

Puerto Rico — 5.1%

State — 5.1%
Commonwealth of Puerto Rico, GO, Series A-1, Restructured, 5.75%, 07/01/31	1,061	1,155,795

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	$534	$504,569
Series A-1, Restructured, 5.00%, 07/01/58	825	804,931
Series A-2, Restructured, 4.78%, 07/01/58	103	96,915
Series A-2, Restructured, 4.33%, 07/01/40	1,109	1,048,918
Series B-1, Restructured, 4.75%, 07/01/53	616	581,909
Series B-1, Restructured, 5.00%, 07/01/58	7,451	7,272,184
Series B-2, Restructured, 4.33%, 07/01/40	5,880	5,550,314
Series B-2, Restructured, 4.78%, 07/01/58	597	561,873
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	6,202	1,748,449

Total Municipal Bonds in Puerto Rico		19,325,857

Total Municipal Bonds — 153.0% (Cost: $579,746,588)		578,692,804

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

Michigan — 3.5%

Education — 1.7%
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	6,160	6,513,630

Housing — 1.8%
Michigan State Housing Development Authority, RB, S/F Housing, Series D, 5.50%, 06/01/53	6,508	6,858,382

Total Municipal Bonds in Michigan		13,372,012

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 3.5% (Cost: $13,194,243)		13,372,012

Total Long-Term Investments — 156.5% (Cost: $592,940,831)		592,064,816

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(d)(e)	18,024,108	$18,024,108

Total Short-Term Securities — 4.8% (Cost: $18,024,699)		18,024,108

Total Investments — 161.3% (Cost: $610,965,530)		610,088,924

Other Assets Less Liabilities — 1.6%		6,035,559

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.7)%		(6,398,402)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (61.2)%		(231,553,356)

Net Assets Applicable to Common Shares — 100.0%		$378,172,725

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,981,267	$15,041,163	(a)	$—	$2,364	$(686)	$18,024,108	18,024,108	$187,208	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(790,254)	$—	$(790,254)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$12,220,883

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$578,692,804	$—	$578,692,804
Municipal Bonds Transferred to Tender Option Bond Trusts	—	13,372,012	—	13,372,012
Short-Term Securities
Money Market Funds	18,024,108	—	—	18,024,108

	$18,024,108	$592,064,816	$—	$610,088,924

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(6,333,877)	$—	$(6,333,877)
VRDP Shares at Liquidation Value	—	(231,900,000)	—	(231,900,000)

	$—	$(238,233,877)	$—	$(238,233,877)

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.4%

Corporate — 0.4%
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	$1,920	$1,952,724

Guam — 0.2%

Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/41	710	735,987

New York — 140.9%

Corporate — 3.8%
New York Liberty Development Corp., RB, 5.50%, 10/01/37	1,015	1,166,422
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	7,385	8,446,801
New York State Energy Research & Development Authority, Refunding RB, Series C, 4.00%, 04/01/34	860	868,917
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	205	196,917
New York Transportation Development Corp., ARB, AMT, 5.00%, 01/01/30	2,500	2,586,370
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,895	1,984,139
AMT, 5.00%, 10/01/40	500	509,980
New York Transportation Development Corp., Refunding ARB, AMT, 3.00%, 08/01/31	1,755	1,545,400

		17,304,946

County/City/Special District/School District — 28.5%
Battery Park City Authority, RB, Sustainability Bonds, 4.00%, 11/01/44	4,605	4,632,823
City of New York, GO
Series A-1, 4.00%, 09/01/46	2,695	2,634,810
Series D-1, 5.50%, 05/01/46	1,360	1,549,120
Series F-1, 4.00%, 03/01/47	2,730	2,684,911
Sub-Series A-1, 5.00%, 08/01/33	2,100	2,102,512
Sub-Series D-1, 5.00%, 08/01/31	1,300	1,301,189
Sub-Series E-1, 4.00%, 04/01/45	2,880	2,839,450
City of New York, Refunding GO, Series E, 5.00%, 08/01/32	2,040	2,041,869
County of Nassau New York, GO
Series A, 5.00%, 01/15/31	1,770	1,910,763
Series A, 4.25%, 04/01/52	5,000	5,050,070
County of Nassau New York, Refunding GO
Series A, (AGM), 4.00%, 04/01/49	4,235	4,126,127
Series B, (AGM), 5.00%, 04/01/40	2,155	2,326,501
Erie County Industrial Development Agency, Refunding RB
Series A, (SAW), 5.00%, 05/01/28	750	783,991
Series A, (SAW), 5.00%, 05/01/29	4,060	4,246,297
Ithaca City School District, Refunding GO, (BAM SAW), 2.00%, 06/15/33	450	396,390
Mahopac Central School District, Refunding GO, (SAW), 2.00%, 06/01/32	685	617,596
New York City Industrial Development Agency, RB(b)
(AGC), 0.00%, 03/01/39	5,000	2,365,660
(AGC), 0.00%, 03/01/43	4,330	1,609,924

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/45	$4,395	$4,301,808
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 11/01/38	1,000	1,003,709
Series A-1, 5.00%, 08/01/40	1,025	1,094,446
Series B-1, 5.00%, 08/01/45	4,425	4,612,045
Sub-Series A-3, 4.00%, 08/01/43	3,320	3,284,894
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,550,850
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,714,819
Sub-Series B-1, 5.00%, 11/01/38	4,000	4,154,536
Sub-Series E-1, 5.00%, 02/01/43	3,725	3,886,427
Series A, Subordinate, 4.00%, 05/01/53	1,585	1,531,288
Series A-2, Subordinate, 5.00%, 08/01/39	4,105	4,333,632
Series C, Subordinate, 4.00%, 05/01/45	2,725	2,651,575
Series F-1, Subordinate, 5.00%, 02/01/44	430	467,959
New York Convention Center Development Corp., RB, CAB(b)
Series B, Sub Lien, 0.00%, 11/15/42	2,640	1,005,193
Series B, Sub Lien, 0.00%, 11/15/47	6,740	1,900,478
Series B, Sub Lien, 0.00%, 11/15/48	3,550	994,185
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	7,825	1,416,716
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	7,370	7,548,229
5.00%, 11/15/45	13,995	14,263,620
New York Liberty Development Corp., Refunding RB
Series 1, 5.00%, 11/15/44(c)	6,110	5,963,116
Series A, 3.00%, 11/15/51	4,805	3,487,282
South Glens Falls Central School District, Refunding GO
Series A, (SAW), 2.00%, 07/15/34	1,400	1,201,327
Series A, (SAW), 2.00%, 07/15/35	830	719,881
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Class A, 4.00%, 05/15/57	1,600	1,556,574
Series A, 4.13%, 05/15/53	1,980	1,950,957
Series A, 5.00%, 05/15/53	3,955	4,314,241
Trust for Cultural Resources of The City of New York, Refunding RB(d)
5.00%, 08/01/23	2,000	2,000,000
Series A, 5.00%, 08/01/23	750	750,000
Yonkers Industrial Development Agency, Refunding RB, (SAW), 4.00%, 05/01/41	1,280	1,286,536

		129,166,326

Education — 13.9%
Albany Capital Resource Corp., Refunding RB
4.00%, 07/01/41	880	554,536
4.00%, 07/01/51	915	508,076
Build NYC Resource Corp., RB, 5.75%, 06/01/52(c)	1,000	994,910
Build NYC Resource Corp., Refunding RB
4.00%, 08/01/42	975	882,680
Series A, 5.00%, 06/01/43	525	533,298
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	685	718,800
5.00%, 07/01/48	1,030	1,072,893
5.00%, 07/01/52	1,635	1,743,337

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	$1,180	$1,237,313
4.00%, 07/01/46	2,235	2,219,925
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	815	837,741
Series B, 5.00%, 07/01/43	2,940	3,013,750
Monroe County Industrial Development Corp., Refunding RB
Series A, 4.00%, 07/01/39	500	502,946
Series A, 4.00%, 07/01/50	14,560	13,940,574
New York State Dormitory Authority, RB
1st Series, (AMBAC), 5.50%, 07/01/40	4,580	5,617,901
Series A, 5.00%, 07/01/46	490	494,999
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/44	2,130	2,150,180
Series A, 5.00%, 07/01/35	1,380	1,428,674
Series A, 4.00%, 07/01/37	240	240,559
Series A, 5.00%, 07/01/38	1,475	1,555,110
Series A, 5.00%, 07/01/43	2,520	2,568,077
Series A, 5.00%, 07/01/48	6,900	7,055,098
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 12/01/38	1,835	1,994,542
5.00%, 12/01/39	3,215	3,484,668
4.00%, 12/01/47	2,200	2,144,435
Troy Capital Resource Corp., Refunding RB
5.00%, 09/01/35	550	605,792
4.00%, 09/01/40	985	952,081
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	2,265	2,308,549
Series A, 5.00%, 07/01/41	825	838,549
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	380	361,068
Series A, 5.00%, 10/15/50	645	580,144

		63,141,205

Health — 7.2%
Build NYC Resource Corp., RB
Class A, 5.25%, 07/01/37	1,495	1,369,012
Class A, 5.50%, 07/01/47	920	818,221
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	1,810	1,876,610
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	285	223,864
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	800	723,186
5.00%, 12/01/46	375	378,222
Series A, 5.00%, 12/01/32	830	830,455
Series A, 5.00%, 12/01/37	350	350,182
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/38	1,450	1,362,098
4.00%, 12/01/39	525	489,956
4.00%, 12/01/46	2,870	2,543,962
New York State Dormitory Authority, RB
Series C, 4.25%, 05/01/39	1,000	999,877
Series D, 4.25%, 05/01/39	300	299,963

Security	Par (000)	Value

Health (continued)
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/45	$460	$311,814
4.00%, 07/01/47	3,250	3,173,352
4.25%, 05/01/52	4,355	4,264,982
5.00%, 05/01/52	4,650	4,967,897
Series A, 5.00%, 05/01/32	3,525	3,634,920
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	3,070	2,368,702
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	625	635,117
Westchester County Local Development Corp., Refunding RB(c)
5.00%, 07/01/41	610	514,189
5.00%, 07/01/56	680	525,269

		32,661,850

Housing — 7.8%
New York City Housing Development Corp., RB, M/F Housing
Series G-1, 3.90%, 05/01/45	550	489,585
Sustainability Bonds, 4.80%, 02/01/53	3,440	3,482,498
Class F-1, Sustainability Bonds, 4.60%, 11/01/42	275	277,446
Series A, Sustainability Bonds, 4.75%, 11/01/48	420	425,872
Series E-1, Sustainability Bonds, (SONYMA HUD SECT 8), 4.20%, 11/01/42	1,080	1,044,116
New York City Housing Development Corp., Refunding RB, Series F-1-A, Sustainability Bonds, 3.30%, 11/01/46	560	474,266
New York City Housing Development Corp., Refunding RB, M/F Housing
Sustainability Bonds, 3.85%, 05/01/58	2,084	1,748,835
Series B-1-A, Sustainability Bonds, 3.75%, 11/01/54	1,615	1,377,908
New York State Housing Finance Agency, RB
Series D, (SONYMA), 3.80%, 11/01/49	2,050	1,730,979
Series B-1, Sustainability Bonds, (SONYMA), 4.85%, 11/01/48	1,525	1,546,208
New York State Housing Finance Agency, RB, M/F Housing
(SONYMA), 4.65%, 11/01/48	625	627,411
Series B, (FHLMC, FNMA, GNMA, SONYMA), 4.00%, 11/01/42	1,045	957,536
Series E, (SONYMA), 3.80%, 11/01/49	1,130	953,477
Series H, (FNMA, SONYMA), 4.15%, 11/01/43	1,650	1,534,612
Series H, (FNMA, SONYMA), 4.20%, 11/01/48	1,095	997,485
Series I, (FNMA, SONYMA), 4.05%, 11/01/48	1,210	1,076,769
Series A, AMT, 4.65%, 11/15/38	1,500	1,455,571
New York State Housing Finance Agency, Refunding RB, Series C, (FNMA, SONYMA), 3.85%, 11/01/39 .	2,415	2,224,927
State of New York Mortgage Agency, RB, S/F Housing
250th Series, (SONYMA), 4.80%, 10/01/48	3,960	4,045,326
Series 239, (SONYMA), 2.70%, 10/01/47	1,630	1,173,805
State of New York Mortgage Agency, Refunding RB
Series 190, 3.80%, 10/01/40	1,680	1,643,391
Series 194, AMT, 3.80%, 04/01/28	2,485	2,485,835
Series 218, AMT, 3.60%, 04/01/33	1,040	1,024,253
Series 218, AMT, 3.85%, 04/01/38	125	124,196
Yonkers Industrial Development Agency, RB, AMT, (SONYMA), 5.25%, 04/01/37	2,445	2,445,235

		35,367,542

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State — 12.9%
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
Series S-1, Subordinate, (SAW), 4.00%, 07/15/35	$1,130	$1,195,174
Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	6,070	6,162,422
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/38	3,970	4,246,915
Series A, 5.00%, 03/15/39	1,610	1,719,941
Series A, 5.00%, 03/15/40	4,580	4,827,673
Series A, 5.00%, 03/15/44	8,025	8,470,880
Series B, 5.00%, 03/15/39	2,280	2,404,308
Series C, 4.00%, 03/15/45	3,900	3,907,987
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/40	3,550	3,812,221
Series B, 5.00%, 02/15/37	2,130	2,289,036
Series B, 4.00%, 02/15/46	2,835	2,803,126
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/45	6,400	6,334,867
Series A, 3.00%, 03/15/50	3,855	3,000,173
Series C, 5.00%, 03/15/32	2,000	2,001,958
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/46	5,500	5,408,997

		58,585,678

Tobacco — 2.9%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	2,190	2,106,276
5.00%, 06/01/48	820	770,380
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	2,460	2,328,934
Series A-2B, 5.00%, 06/01/51	800	748,781
Series B, 5.00%, 06/01/41	655	662,253
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	1,650	1,670,288
5.25%, 05/15/40	2,250	2,280,611
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/35	310	320,458
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	2,350	2,310,671

		13,198,652

Transportation — 39.8%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	2,795	2,887,112
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/42	1,525	1,593,890
Series A, (AGM), 4.00%, 02/15/47	2,760	2,708,998
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/23(d)	5,405	5,434,392
Series A-1, 4.00%, 11/15/45	1,125	1,059,900
Series D-3, 4.00%, 11/15/49	3,730	3,427,717
Series E, 5.00%, 11/15/38	7,785	7,803,668
Metropolitan Transportation Authority, Refunding RB
Series A, 4.00%, 11/15/43	1,750	1,745,468
Series A, 5.00%, 11/15/45	3,490	3,819,822
Series A, (AGM), 4.00%, 11/15/46	1,035	1,022,980
Series A-1, (AGM), 4.00%, 11/15/54	2,155	2,062,350
Series C-1, 4.75%, 11/15/45	4,580	4,645,480
Series C-1, 5.00%, 11/15/56	2,350	2,385,041

Security	Par (000)	Value

Transportation (continued)
Metropolitan Transportation Authority, Refunding RB (continued)
Sub-Series B-1, 5.00%, 11/15/31	$3,465	$3,483,008
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,655	5,664,342
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 07/01/28	800	799,857
New York Liberty Development Corp., Refunding RB
Series 1, 2.25%, 02/15/41	5,700	4,200,683
Series 1, 3.00%, 02/15/42	1,110	885,043
New York State Thruway Authority, RB
5.00%, 03/15/53	1,325	1,444,642
Series N, 4.00%, 01/01/43	6,420	6,422,202
Series N, 4.00%, 01/01/44	2,750	2,726,812
Series A, Junior Lien, 5.00%, 01/01/36	1,715	1,800,580
New York State Thruway Authority, Refunding RB
Series K, 5.00%, 01/01/29	2,225	2,290,433
Series K, 5.00%, 01/01/31	1,500	1,544,165
Series L, 5.00%, 01/01/35	970	1,054,535
Series O, 4.00%, 01/01/44	2,005	1,975,817
Series B, Subordinate, 4.00%, 01/01/45	5,945	5,809,228
Series B, Subordinate, 4.00%, 01/01/50	3,240	3,099,808
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/35	1,595	1,716,201
AMT, 5.00%, 12/01/36	2,500	2,669,533
AMT, 5.00%, 12/01/39	950	999,180
Series A, AMT, 5.00%, 07/01/46	9,945	9,972,190
Series A, AMT, 5.25%, 01/01/50	4,675	4,684,766
New York Transportation Development Corp., RB, AMT, 4.00%, 10/31/46	1,815	1,600,717
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/34	125	133,057
AMT, 5.00%, 04/01/35	110	116,707
AMT, 5.00%, 04/01/36	120	126,737
AMT, 5.00%, 04/01/37	140	147,115
AMT, 5.00%, 04/01/38	70	73,341
AMT, 5.00%, 04/01/39	95	99,419
Port Authority of New York & New Jersey, ARB
Series 221, AMT, 4.00%, 07/15/39	4,925	4,930,654
Series 221, AMT, 4.00%, 07/15/55	8,850	8,173,400
Port Authority of New York & New Jersey, Refunding ARB
5.00%, 10/15/47	1,000	1,039,003
179th Series, 5.00%, 12/01/38	1,390	1,398,895
183th Series, 4.00%, 06/15/44	1,500	1,477,326
194th Series, 5.25%, 10/15/55	3,895	4,012,091
205th Series, 5.00%, 11/15/47	4,000	4,178,368
AMT, 5.00%, 01/15/47	765	806,537
177th Series, AMT, 4.00%, 01/15/43	735	702,108
178th Series, AMT, 5.00%, 12/01/43	750	752,031
186th Series, AMT, 5.00%, 10/15/44	1,000	1,009,354
195th Series, AMT, 5.00%, 04/01/36	1,500	1,568,561
Series 178th, AMT, 5.00%, 12/01/33	1,140	1,144,174
Series 238, AMT, 5.00%, 07/15/38	790	866,461
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/47	4,600	5,022,308
Series A, 5.00%, 11/15/49	1,185	1,267,867
Series A, 5.00%, 11/15/56	6,670	7,113,755

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/45	$510	$538,036
Series A, 5.25%, 11/15/45	1,460	1,502,125
Series A, 5.00%, 11/15/50	6,115	6,228,329
Series A, 4.00%, 05/15/51	1,365	1,320,486
Series A, 5.00%, 05/15/57	1,360	1,462,790
Series A-1, 5.00%, 05/15/51	2,750	2,970,160
Series C, 5.00%, 05/15/47	2,135	2,325,589
Series C, 4.13%, 05/15/52	4,900	4,776,858
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(b)	9,700	7,291,247

		180,015,449

Utilities — 24.1%
Long Island Power Authority, RB
5.00%, 09/01/35	2,000	2,188,440
5.00%, 09/01/36	975	1,049,895
5.00%, 09/01/37	3,825	4,146,411
5.00%, 09/01/47	1,625	1,697,782
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/41	930	970,915
New York City Municipal Water Finance Authority, RB
Series AA-1, 4.00%, 06/15/51	1,365	1,327,465
Series AA-1, 5.25%, 06/15/52	5,350	5,975,923
Series BB-1, 3.00%, 06/15/50	2,730	2,089,856
Series CC-1, 4.00%, 06/15/52	6,600	6,400,337
Series DD, 5.00%, 06/15/47	2,750	2,855,968
Series GG, 5.00%, 06/15/48	1,160	1,244,035
New York City Municipal Water Finance Authority, Refunding RB
5.00%, 06/15/38	1,390	1,480,499
Series BB-1, 5.00%, 06/15/44	2,205	2,421,822
Series BB-1, 4.00%, 06/15/45	1,935	1,906,583
Series DD, 4.13%, 06/15/47	3,960	3,966,015
Series DD, 5.00%, 06/15/47	3,860	4,253,813
Series GG, 5.00%, 06/15/39	5,090	5,276,574
Series HH, 5.00%, 06/15/39	3,000	3,102,954
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	9,875	9,625,765
Series A, 4.00%, 11/15/55	8,545	8,299,331
Series A, 4.00%, 11/15/60	560	534,841
New York State Environmental Facilities Corp., RB
5.00%, 08/15/41	1,370	1,435,518
Series B, 5.00%, 03/15/45	5,145	5,274,669
New York State Environmental Facilities Corp., Refunding RB
5.00%, 06/15/51	2,200	2,407,856
Series A, 5.00%, 06/15/40	4,275	4,449,074
Series A, 5.00%, 06/15/45	18,920	19,404,976

Security	Par (000)	Value

Utilities (continued)
Rockland County Solid Waste Management Authority, RB, Series A, AMT, 4.00%, 12/15/46	$1,535	$1,414,756
Utility Debt Securitization Authority, Refunding RB, Series A, Restructured, 5.00%, 12/15/35	3,500	3,740,674

		108,942,747

Total Municipal Bonds in New York		638,384,395

Puerto Rico — 5.1%

State — 5.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	724	684,097
Series A-1, Restructured, 5.00%, 07/01/58	1,042	1,016,652
Series A-2, Restructured, 4.78%, 07/01/58	123	115,734
Series A-2, Restructured, 4.33%, 07/01/40	1,378	1,303,344
Series B-1, Restructured, 4.75%, 07/01/53	746	704,715
Series B-1, Restructured, 5.00%, 07/01/58	9,024	8,807,433
Series B-2, Restructured, 4.33%, 07/01/40	7,120	6,720,789
Series B-2, Restructured, 4.78%, 07/01/58	722	679,518
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	10,409	2,934,474

Total Municipal Bonds in Puerto Rico		22,966,756

Total Municipal Bonds — 146.6% (Cost: $662,885,731)		664,039,862

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 8.6%

County/City/Special District/School District — 2.1%
City of New York New York, GO, Sub-Series 1-I, 5.00%, 03/01/36	3,500	3,537,135
City of New York, GO, Series B, 5.25%, 10/01/47	5,395	6,027,893

		9,565,028

Housing — 0.9%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	3,991	3,897,771

State — 2.3%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/44	10,000	10,600,080

Transportation — 3.3%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	5,500	5,748,460

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB, AMT, 231st Series, 5.50%, 08/01/47(f)	$3,807	$4,162,502
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 4.13%, 05/15/52	5,000	4,874,345

		14,785,307

Total Municipal Bonds in New York		38,848,186

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.6% (Cost: $37,650,630)		38,848,186

Total Long-Term Investments — 155.2% (Cost: $700,536,361)		702,888,048

	Shares

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds New York Money Fund Portfolio, 3.74%(g)(h)	11,465,077	11,465,077

Total Short-Term Securities — 2.5% (Cost: $11,465,077)		11,465,077

Total Investments — 157.7% (Cost: $712,001,438)		714,353,125

Other Assets Less Liabilities — 1.2%		5,571,274

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.3)%		(19,465,141)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (54.6)%		(247,479,449)

Net Assets Applicable to Common Shares — 100.0%		$452,979,809

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 1, 2030, is $2,644,888. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds New York Money Fund Portfolio	$—	$11,465,201	(a)	$—	$(124)	$—	$11,465,077	11,465,077	$163,390	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	49	09/20/23	$5,462	$(16,147)
U.S. Long Bond	62	09/20/23	7,727	(33,648)
5-Year U.S. Treasury Note	53	09/29/23	5,665	(13,734)

				$(63,529)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$63,529	$—	$63,529

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,129,978	$—	$3,129,978

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,842,177	$—	$2,842,177

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$44,536,022

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$664,039,862	$—	$664,039,862
Municipal Bonds Transferred to Tender Option Bond Trusts	—	38,848,186	—	38,848,186

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$11,465,077	$—	$—	$11,465,077

	$11,465,077	$702,888,048	$—	$714,353,125

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(63,529)	$—	$—	$(63,529)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(19,231,092)	$—	$(19,231,092)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

	$—	$(266,931,092)	$—	$(266,931,092)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments July 31, 2023	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Pennsylvania — 125.8%

Corporate — 2.8%
Lehigh County Industrial Development Authority, Refunding RB, Series A, 3.00%, 09/01/29	$1,900	$1,846,036
Montgomery County Industrial Development Authority, Refunding RB, 4.10%, 04/01/53(a)	855	871,621
Pennsylvania Economic Development Financing Authority, RB, Series A, AMT, 3.25%, 08/01/39(b)	1,950	1,446,253
Pennsylvania Economic Development Financing Authority, Refunding RB
AMT, 5.50%, 11/01/44	135	135,043
Series A, AMT, 4.10%, 04/01/34(a)	495	495,000

		4,793,953

County/City/Special District/School District — 23.4%
Altoona Area School District, GO, Series A, AMT, (AGM), 5.00%, 12/01/36	1,180	1,227,213
Bethlehem Area School District, GO
Series A, AMT, (BAM SAW), 5.00%, 08/01/34	1,610	1,669,952
Series A, AMT, (BAM SAW), 5.00%, 08/01/35	1,210	1,254,480
Borough of West Chester Pennsylvania, Refunding GO, 3.50%, 11/15/35	1,095	1,102,305
Boyertown Area School District, GO
(SAW), 5.00%, 10/01/36	610	618,305
(SAW), 5.00%, 10/01/38	920	932,537
Bristol Township School District, GO, (BAM SAW), 5.00%, 06/01/42	1,685	1,751,884
Chester County Industrial Development Authority, SAB(b)
4.25%, 03/01/35	715	651,268
4.75%, 03/01/50	1,520	1,330,157
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	1,705	1,638,669
City of Philadelphia Pennsylvania, Refunding GO, Series A, 5.00%, 08/01/37	1,360	1,433,294
City of Pittsburgh Pennsylvania, GO, 5.00%, 09/01/43	100	108,902
Coatesville School District, GO, CAB(c)
Series A, (BAM SAW), 0.00%, 10/01/34	160	99,989
Series A, (BAM SAW), 0.00%, 10/01/35	1,435	845,858
Series A, (BAM SAW), 0.00%, 10/01/37	1,395	723,599
Coatesville School District, Refunding GO, CAB(c)
Series B, (BAM SAW), 0.00%, 10/01/33	275	180,985
Series B, (BAM SAW), 0.00%, 10/01/34	550	343,713
Series C, (BAM SAW), 0.00%, 10/01/33	360	236,643
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	120	120,031
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 06/30/32	925	1,014,716
AMT, 5.50%, 06/30/43	2,500	2,752,822
AMT, 5.75%, 06/30/48	1,980	2,195,388
AMT, 6.00%, 06/30/61	1,305	1,454,405
School District of Philadelphia, GO
Series A, (SAW), 5.00%, 09/01/44	1,000	1,049,287
Series D, (AGM), 3.00%, 09/01/44	2,345	1,845,555
Shaler Area School District, GO, (XLCA SAW), 0.00%, 09/01/30(c)	6,145	4,919,822
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/36	870	949,715
(SAW), 5.00%, 03/01/40	1,025	1,094,874

Security	Par (000)	Value

County/City/Special District/School District (continued)
Springfield School District/Delaware County, GO (continued)
(SAW), 5.00%, 03/01/43	$775	$822,752
State Public School Building Authority, RB(c)
(AGM), 0.00%, 12/15/23	1,980	1,954,739
(AGM), 0.00%, 12/15/24	1,980	1,890,029
(AGM), 0.00%, 12/15/25	1,770	1,635,135

		39,849,023

Education — 21.2%
Berks County Municipal Authority, Refunding RB
5.00%, 10/01/39	160	150,044
5.00%, 10/01/49	430	385,114
Chester County Industrial Development Authority, RB, Sustainability Bonds, 4.00%, 12/01/51	3,600	3,393,119
Delaware County Authority, RB
5.00%, 08/01/40	1,005	1,033,200
5.00%, 08/01/45	1,610	1,647,260
East Hempfield Township Industrial Development Authority, RB, 5.00%, 07/01/25(d)	1,255	1,297,644
Latrobe Industrial Development Authority, Refunding RB, 4.00%, 03/01/46	285	232,170
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,160	1,162,214
Pennsylvania Higher Education Assistance Agency, RB
Series A, AMT, 2.63%, 06/01/42	1,030	857,096
Series B, AMT, Subordinate, 3.13%, 06/01/48	350	268,777
Series B, AMT, Subordinate, 5.00%, 06/01/50	520	503,611
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	2,000	2,046,414
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/37	1,325	1,199,966
5.00%, 05/01/41	500	517,678
Series A, 5.00%, 11/01/31	845	911,512
Series A, (AGM), 4.00%, 05/01/50	4,645	4,428,738
Philadelphia Authority for Industrial Development, RB
4.00%, 06/15/29	280	262,023
5.00%, 06/15/39	335	312,142
4.00%, 12/01/48	3,300	3,143,191
5.00%, 06/15/49	935	817,771
5.00%, 06/15/50	575	516,456
5.25%, 11/01/52	1,355	1,430,277
Philadelphia Authority for Industrial Development, Refunding RB
5.00%, 06/15/40(b)	300	291,785
Series 2015, 5.00%, 04/01/45	2,170	2,212,740
Series A, 5.25%, 06/15/52	375	338,481
Sports & Exhibition Authority of Pittsburgh and Allegheny County, RB, Series A, (AGM), 4.10%, 11/01/38(a)	2,390	2,390,000
Swarthmore Borough Authority, Refunding RB
5.00%, 09/15/38	830	831,790
5.00%, 09/15/47	1,950	2,169,435
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, 4.34%, 02/15/24(a)	1,380	1,379,632

		36,130,280

Health — 29.7%
Allegheny County Hospital Development Authority, RB
Series B, (NPFGC), 6.00%, 07/01/26	2,000	2,151,064
Series D2, 4.68%, 11/15/47(a)	1,040	1,060,723

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Allegheny County Hospital Development Authority, Refunding RB
Series A, 4.00%, 04/01/37	$1,700	$1,628,330
Series A, (AGM-CR), 4.00%, 04/01/44	3,440	3,215,674
Series A, 5.00%, 04/01/47	700	706,875
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	1,000	754,801
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/25(d)	255	261,172
5.00%, 01/01/29(d)	580	647,743
4.00%, 01/01/36	395	352,581
4.13%, 01/01/38	160	139,232
5.00%, 01/01/38	1,290	1,253,173
Doylestown Hospital Authority, RB, Series A, 5.00%, 07/01/49	500	422,329
DuBois Hospital Authority, Refunding RB, 4.00%, 07/15/48	2,060	1,836,296
Geisinger Authority, Refunding RB, Series A-1, 5.00%, 02/15/45	4,395	4,507,833
Hospitals & Higher Education Facilities Authority of Philadelphia, Refunding RB, (AGM), 4.00%, 07/01/40	825	803,137
Lancaster County Hospital Authority, Refunding RB, 5.00%, 11/01/35	575	583,350
Lancaster Industrial Development Authority, RB
4.00%, 12/01/44	420	370,176
4.00%, 12/01/49	565	480,681
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	665	610,473
Series A, 5.00%, 09/01/37	840	875,440
Series A, 5.00%, 09/01/48	1,100	1,126,627
Montgomery County Industrial Development Authority, RB
Series C, 4.00%, 11/15/43	200	161,332
Series C, 5.00%, 11/15/45	915	856,186
Montgomery County Industrial Development Authority, Refunding RB
5.25%, 01/01/40	220	200,496
5.00%, 12/01/46	400	366,155
Mount Lebanon Hospital Authority, RB, 4.00%, 07/01/48	2,345	2,205,888
Northampton County General Purpose Authority, Refunding RB
5.00%, 08/15/46	1,000	1,001,737
5.00%, 08/15/48	1,125	1,148,246
Pennsylvania Economic Development Financing Authority, RB
Series A-2, 4.00%, 05/15/53	1,020	952,974
Series B, 4.00%, 03/15/40	8,000	8,015,800
Pennsylvania Higher Educational Facilities Authority, RB, 3.00%, 08/15/47	1,600	1,234,878
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/45	2,000	2,018,440
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/41	3,000	3,087,561

Security	Par (000)	Value

Health (continued)
St Mary Hospital Authority, Refunding RB
5.00%, 12/01/28(d)	$2,495	$2,781,740
5.00%, 12/01/48	1,255	1,308,363
Wayne County Hospital & Health Facilities Authority, RB, Series A, (GTD), 4.00%, 07/01/46	1,595	1,465,661

		50,593,167

Housing — 4.8%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 137, 2.60%, 04/01/46	2,730	1,924,418
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 142-A, 5.00%, 10/01/50	2,030	2,099,651
Series 2022, 4.15%, 10/01/42	2,000	1,932,718
Philadelphia Authority for Industrial Development, RB, M/F Housing(e)(f)
Series A, 3.50%, 12/01/36	810	405,000
Series A, 4.00%, 12/01/46	2,970	1,485,000
Series A, 4.00%, 12/01/51	805	402,500

		8,249,287

Tobacco — 5.9%
Commonwealth Financing Authority, RB
5.00%, 06/01/34	4,175	4,481,069
5.00%, 06/01/35	1,295	1,383,643
(AGM), 4.00%, 06/01/39	4,300	4,242,169

		10,106,881

Transportation — 29.2%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/37	1,100	1,139,641
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	2,110	2,205,701
Delaware River Port Authority, RB, 5.00%, 01/01/37	2,285	2,306,166
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/38	2,000	2,021,878
AMT, 5.00%, 06/30/42	7,380	7,419,800
AMT, 5.25%, 06/30/53	500	523,803
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series A, 4.00%, 12/01/51	3,920	3,796,179
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.00%, 06/01/42	2,730	2,840,065
Sub-Series B-1, 5.25%, 06/01/47	1,000	1,044,728
1st Series, Subordinate, 5.00%, 12/01/40	2,035	2,242,151
Series A, Subordinate, 4.00%, 12/01/46	1,000	966,090
Series A, Subordinate, 4.00%, 12/01/50	2,500	2,376,723
Series A, Subordinate, (BAM-TCRS), 4.00%, 12/01/50	1,385	1,340,823
Pennsylvania Turnpike Commission, RB, CAB(c)
Sub-Series A-3, (AGM), 0.00%, 12/01/40	1,975	925,908
Sub-Series A-3, 0.00%, 12/01/42	4,760	1,970,749
Pennsylvania Turnpike Commission, Refunding RB
3.98%, 12/01/39(a)	2,500	2,500,000
Series B, 5.25%, 12/01/52	775	846,858
Series B-2, (AGM), 5.00%, 06/01/35	1,850	1,971,153

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Southeastern Pennsylvania Transportation Authority, RB
5.25%, 06/01/47	$2,305	$2,555,855
5.25%, 06/01/52	8,000	8,795,064

		49,789,335

Utilities — 8.8%
Bucks County Water and Sewer Authority, RB
Series A, (AGM), 5.00%, 12/01/37	780	798,057
Series A, (AGM), 5.00%, 12/01/40	1,000	1,018,343
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series C, 5.50%, 06/01/47	1,900	2,109,114
Series A, AMT, 5.00%, 10/01/43	3,040	3,191,255
Series A, AMT, 5.25%, 10/01/52	810	843,549
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	1,195	986,745
Oxford Area Sewer Authority, Refunding RB, (BAM), 3.00%, 07/01/46	1,255	972,398
Pennsylvania Economic Development Financing Authority, Refunding RB, Class B, 5.20%, 12/01/38(a)	1,000	1,000,000
Philadelphia Gas Works Co., Refunding RB
5.00%, 08/01/30	800	828,653
5.00%, 08/01/31	600	621,507
5.00%, 08/01/32	800	828,649
5.00%, 08/01/33	400	414,793
5.00%, 08/01/34	700	725,103
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	580	574,868

		14,913,034

Total Municipal Bonds in Pennsylvania		214,424,960

Puerto Rico — 5.0%

State — 5.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	265	250,395
Series A-1, Restructured, 5.00%, 07/01/58	389	379,537
Series A-2, Restructured, 4.78%, 07/01/58	46	43,283
Series A-2, Restructured, 4.33%, 07/01/40	519	490,882
Series B-1, Restructured, 4.75%, 07/01/53	283	267,338
Series B-1, Restructured, 5.00%, 07/01/58	3,423	3,340,851
Series B-2, Restructured, 4.33%, 07/01/40	2,701	2,549,558
Series B-2, Restructured, 4.78%, 07/01/58	274	257,878
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	3,575	1,007,853

Total Municipal Bonds in Puerto Rico		8,587,575

Total Municipal Bonds — 130.8% (Cost: $228,115,697)		223,012,535

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Pennsylvania — 14.5%

Education — 6.7%
Pennsylvania Higher Educational Facilities Authority, RB, Series AR, 4.00%, 06/15/38	11,335	11,397,793

Security	Par (000)	Value

Health — 4.2%
General Authority of Southcentral Pennsylvania, Refunding RB, Series A, 5.00%, 06/01/44(d)	$7,000	$7,095,512

State — 3.6%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(h)	6,000	6,125,586

Total Municipal Bonds in Pennsylvania		24,618,891

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.5% (Cost: $24,399,995)		24,618,891

Total Long-Term Investments — 145.3% (Cost: $252,515,692)		247,631,426

	Shares

Short-Term Securities

Money Market Funds — 10.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(i)(j)	17,292,797	17,292,797

Total Short-Term Securities — 10.1% (Cost: $17,291,247)		17,292,797

Total Investments — 155.4% (Cost: $269,806,939)		264,924,223

Other Assets Less Liabilities — 1.2%		2,070,594

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.3)%		(14,153,737)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.3)%		(82,374,060)

Net Assets Applicable to Common Shares — 100.0%		$170,467,020

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on March 1, 2026, is $3,123,333. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$3,965,312	$13,329,988	(a)	$—	$(3,140)	$637	$17,292,797	17,292,797	$310,090	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,042,572	$—	$2,042,572

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$420,844	$—	$420,844

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$12,163,309

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$223,012,535	$—	$223,012,535
Municipal Bonds Transferred to Tender Option Bond Trusts	—	24,618,891	—	24,618,891
Short-Term Securities
Money Market Funds	17,292,797	—	—	17,292,797

	$17,292,797	$247,631,426	$—	$264,924,223

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(14,060,000)	$—	$(14,060,000)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)

	$—	$(96,660,000)	$—	$(96,660,000)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments July 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.3%
Homewood Educational Building Authority, Refunding RB, Series A, 5.00%, 12/01/47	$2,835	$2,890,430
Huntsville Public Building Authority, RB, 5.00%, 02/01/47	7,000	7,660,135

		10,550,565

Arizona — 1.6%
Arizona Industrial Development Authority, RB(a)
4.38%, 07/01/39	810	704,839
5.00%, 07/01/54	945	812,645
Series A, 5.00%, 07/01/49	1,675	1,481,819
Series A, 5.00%, 07/01/54	1,290	1,115,918
City of Mesa Arizona Utility System Revenue, RB, Series A, 5.00%, 07/01/43	6,000	6,450,426
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	1,620	1,406,996
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/54(a)	855	763,164
Series A, 5.00%, 09/01/42	435	451,298

		13,187,105

Arkansas — 0.6%
Arkansas Development Finance Authority, RB
AMT, 5.70%, 05/01/53	1,430	1,454,786
Series A, AMT, 4.50%, 09/01/49(a)	4,100	3,719,725

		5,174,511

California — 10.4%
California Community Housing Agency, RB, M/F Housing, 3.00%, 08/01/56(a)	380	249,586
California Enterprise Development Authority, RB, 8.00%, 11/15/62(a)	1,250	1,224,363
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	5,040	5,070,094
City of Los Angeles Department of Airports, Refunding ARB, AMT, 5.50%, 05/15/47	2,000	2,212,164
CSCDA Community Improvement Authority, RB, M/F Housing(a)
5.00%, 09/01/37	320	314,664
4.00%, 10/01/56	470	387,689
4.00%, 12/01/56	495	351,111
Series A, 4.00%, 06/01/58	2,955	2,301,115
Senior Lien, 3.13%, 06/01/57	1,780	1,218,599
Series A, Senior Lien, 4.00%, 12/01/58	2,555	1,967,350
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(b)	5,110	4,064,806
Long Beach Unified School District, GO, Series B, Election 2008, 0.00%, 08/01/34(b)	5,000	3,525,100
Mount San Antonio Community College District, Refunding GO, CAB, CAB, Series A, Convertible, Election 2013, 6.25%, 08/01/28(c)	3,975	3,701,667
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGC), 0.00%, 08/01/38(b)	7,620	4,148,762
Poway Unified School District, Refunding GO(b)
0.00%, 08/01/35	7,820	5,190,947
Series B, 0.00%, 08/01/36	10,000	6,194,110
Rio Hondo Community College District, GO(b)
Series C, Election 2004, 0.00%, 08/01/37	8,000	4,651,872

Security	Par (000)	Value

California (continued)
Rio Hondo Community College District, GO(b) (continued)
Series C, Election 2004, 0.00%, 08/01/38	$12,940	$7,105,820
San Diego Unified School District, GO, CAB, Series G, Election 2008, 0.00%, 01/01/24(b)(d)	8,765	4,506,874
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(b)	3,485	2,740,325
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 5.00%, 05/01/44	14,215	14,754,943
State of California, GO, Series 2007-2, (NPFGC-IBC), 5.50%, 04/01/30	10	10,016
Val Verde Unified School District, GO, Series G, Election 2012, (AGM), 4.00%, 08/01/48	7,660	7,472,521
Walnut Valley Unified School District, GO, Series B, Election 2007, 0.00%, 08/01/36(b)	6,545	4,042,624

		87,407,122

Colorado — 4.4%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.25%, 12/01/43	5,835	6,098,404
Series D, AMT, 5.75%, 11/15/37	5,000	5,810,570
City of Colorado Springs Colorado Utilities System Revenue, RB, Series B, 4.00%, 11/15/46	11,820	11,594,368
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(a)	2,530	2,325,389
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(a)	3,365	2,925,615
Colorado Health Facilities Authority, RB
5.00%, 11/01/42	2,500	2,614,707
5.25%, 11/01/52	2,750	2,919,081
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,524,968
STC Metropolitan District No. 2, Refunding GO, Series A, 5.00%, 12/01/38	1,285	1,208,334

		37,021,436

Connecticut — 0.0%
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	390	291,090

District of Columbia — 0.4%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/48	1,400	1,500,896
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 4.13%, 07/15/47	1,890	1,893,973

		3,394,869

Florida — 17.3%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	4,535	4,584,096
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/47	5,000	4,906,940
Capital Trust Agency, Inc., RB(a)
5.00%, 01/01/55	1,640	1,265,821
Series A, 5.00%, 06/01/55	1,475	1,242,400
Series A, 5.50%, 06/01/57	500	453,880
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/42	4,000	4,245,424
City of Miami Beach Florida, RB, 5.00%, 09/01/45	5,000	5,121,930

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	$3,655	$3,770,187
City of Tampa Florida, RB, CAB(b)
Series A, 0.00%, 09/01/40	3,290	1,446,251
Series A, 0.00%, 09/01/42	1,150	452,167
Series A, 0.00%, 09/01/45	2,000	691,462
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/40	3,000	3,048,804
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	530	536,889
Series B, AMT, 5.00%, 10/01/40	9,365	9,659,080
County of Miami-Dade Florida Transit System, RB, 5.00%, 07/01/48	1,750	1,900,141
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series A, 4.00%, 10/01/44	9,500	9,336,324
County of Miami-Dade Seaport Department, ARB(d)
Series A, 6.00%, 10/01/23	5,695	5,718,765
Series B, AMT, 6.00%, 10/01/23	3,685	3,697,610
Series B, AMT, 6.25%, 10/01/23	1,165	1,169,455
County of Miami-Dade Seaport Department, Refunding RB, Series B-2, AMT, Subordinate, 4.00%, 10/01/50	3,500	3,266,197
County of Pasco Florida, RB
(AGM), 5.00%, 09/01/48	7,790	8,312,039
(AGM), 5.75%, 09/01/54	1,400	1,569,957
Florida Development Finance Corp., RB(a)
6.50%, 06/30/57	1,085	1,058,553
AMT, 5.00%, 05/01/29	1,500	1,418,682
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	820	658,275
Greater Orlando Aviation Authority, ARB
Series A, AMT, 5.00%, 10/01/34	5,060	5,461,779
Series A, AMT, 5.00%, 10/01/49	2,670	2,744,755
Sub-Series A, AMT, 5.00%, 10/01/42	4,760	4,920,898
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/47	2,500	2,621,725
LT Ranch Community Development District, SAB
4.00%, 05/01/40	1,415	1,232,911
4.00%, 05/01/50	2,000	1,584,712
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	14,360	14,618,394
Miami-Dade County Health Facilities Authority, Refunding RB, 5.00%, 08/01/42	1,675	1,727,026
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	1,550	1,596,500
5.00%, 08/01/47	4,590	4,727,700
Palm Beach County School District, COP, Series B, 5.25%, 08/01/40	8,000	8,948,680
Parker Road Community Development District, Refunding SAB
3.88%, 05/01/40	900	771,668
4.10%, 05/01/50	1,000	806,292
School District of Broward County, GO, 5.00%, 07/01/46	5,000	5,435,870
Seminole Improvement District, RB
5.00%, 10/01/32	230	226,880
5.30%, 10/01/37	260	257,981

Security	Par (000)	Value

Florida (continued)
Town of Davie Florida, Refunding RB, 5.00%, 04/01/37	$4,630	$4,811,413
Viera Stewardship District, SAB, Series 2023, 5.50%, 05/01/54	790	784,739
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	1,730	1,780,872
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(a)	730	739,007
Westside Community Development District, Refunding SAB(a)
4.10%, 05/01/37	640	580,653
4.13%, 05/01/38	630	568,055

		146,479,839

Georgia — 0.7%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(a)	630	564,381
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	1,105	1,102,339
Series A, 5.00%, 06/01/53(e)	4,195	4,355,463

		6,022,183

Hawaii — 1.1%
State of Hawaii Airports System Revenue, COP
AMT, 5.00%, 08/01/27	2,000	2,001,002
AMT, 5.00%, 08/01/28	1,775	1,775,873
State of Hawaii Department of Budget & Finance, Refunding RB, AMT, 4.00%, 03/01/37	5,275	5,160,327

		8,937,202

Illinois — 10.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	3,955	4,117,665
Series A, 5.00%, 12/01/40	1,270	1,284,106
Series A, 5.00%, 12/01/41	1,000	1,007,265
Series A, 5.00%, 12/01/47	1,115	1,099,021
Chicago Board of Education, Refunding GO, Series B, 5.00%, 12/01/36	1,300	1,335,662
Chicago O’Hare International Airport, ARB
Class A, AMT, Senior Lien, 5.00%, 01/01/48	1,935	2,021,202
Series D, Senior Lien, 5.25%, 01/01/42	8,285	8,669,109
Cook County Community College District No. 508, GO, 5.13%, 12/01/38	3,250	3,256,428
Illinois Finance Authority, Refunding RB
4.00%, 08/15/41	1,750	1,700,823
Series C, 5.00%, 08/15/44	985	995,590
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/40	2,930	3,020,265
Metropolitan Pier & Exposition Authority, RB(b)
Series A, (NPFGC), 0.00%, 12/15/33	20,000	13,695,040
Series A, (NPFGC), 0.00%, 12/15/34	41,880	27,348,603
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(b)	9,430	3,698,342
State of Illinois, GO
5.25%, 02/01/33	5,860	5,897,680
5.25%, 02/01/34	5,360	5,392,734
Series B, 5.25%, 05/01/43	1,640	1,744,958

		86,284,493

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana — 0.2%
Indiana Finance Authority, RB, 1st Lien, 4.00%, 10/01/51	$2,025	$1,894,687

Kentucky — 1.2%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(a)	475	454,304
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.60%, 07/01/39(c)	8,225	9,647,753

		10,102,057

Louisiana — 0.7%
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/48	1,200	1,176,296
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	4,825	4,854,447

		6,030,743

Maryland — 0.3%
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	2,815	2,655,533

Massachusetts — 2.6%
Commonwealth of Massachusetts, GO, Series C, 5.25%, 10/01/47	10,000	11,183,850
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	9,720	9,733,725
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	1,140	1,086,772

		22,004,347

Michigan — 6.0%
Lansing Board of Water & Light, RB, Series A, 5.00%, 07/01/51	1,600	1,710,834
Lansing Board of Water & Light, Refunding RB
Series A, 5.00%, 07/01/44	2,335	2,483,796
Series A, 5.00%, 07/01/48	4,000	4,226,208
Michigan Finance Authority, RB
4.00%, 02/15/47	1,855	1,750,061
Series S, 5.00%, 11/01/44	5,590	5,708,541
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 10/15/45	2,410	2,471,775
Series I, 4.00%, 10/15/46	5,980	5,829,358
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 5.00%, 10/01/48	8,405	8,657,083
Michigan State University, Refunding RB, Series B, 4.00%, 02/15/39	2,125	2,157,353
Michigan Strategic Fund, RB
AMT, (AGM), 4.25%, 12/31/38	2,000	1,999,956
AMT, 5.00%, 12/31/43	9,940	10,057,918
State of Michigan Trunk Line Revenue, RB, BAB, Series B, 4.00%, 11/15/45	2,500	2,476,595
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(d)	1,080	1,084,886

		50,614,364

Minnesota — 0.4%
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53(f)	3,345	3,580,046

Security	Par (000)	Value

Nevada — 0.3%
City of Las Vegas Nevada Special Improvement District No. 814, SAB
4.00%, 06/01/39	$375	$328,155
4.00%, 06/01/44	1,005	828,615
Tahoe-Douglas Visitors Authority, RB, 5.00%, 07/01/51	1,610	1,546,173

		2,702,943

New Jersey — 8.3%
Hudson County Improvement Authority, RB, 5.00%, 05/01/46	2,320	2,393,498
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/27(d)	590	637,519
Series WW, 5.00%, 06/15/25(d)	3,205	3,311,006
Series WW, 5.25%, 06/15/25(d)	1,470	1,525,350
AMT, 5.13%, 01/01/34	1,930	1,936,633
AMT, 5.38%, 01/01/43	4,920	4,931,675
New Jersey Economic Development Authority, Refunding RB, Series N-1, (NPFGC), 5.50%, 09/01/28	1,685	1,874,123
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	4,000	4,170,460
Series AA, 5.00%, 06/15/38	3,990	4,048,820
Series C, (AGC-ICC AMBAC), 0.00%, 12/15/25(b)	8,550	7,903,466
Series D, 5.00%, 06/15/32	1,825	1,868,241
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(b)	10,000	5,991,960
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.25%, 06/15/40	10,945	11,074,600
New Jersey Turnpike Authority, RB, Series B, 5.00%, 01/01/46	5,265	5,786,019
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	4,000	4,122,428
Series A, 5.25%, 06/01/46	6,035	6,293,497
Sub-Series B, 5.00%, 06/01/46	2,495	2,490,404

		70,359,699

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	425	367,730

New York — 12.6%
City of New York, GO
Series B, 5.25%, 10/01/42	2,500	2,835,167
Series C, 5.00%, 08/01/43	2,585	2,807,124
Series D-1, 5.25%, 05/01/42	1,155	1,303,940
Sub-Series F-1, 5.00%, 04/01/43	6,000	6,361,878
Metropolitan Transportation Authority, Refunding RB, Series A-1, 5.25%, 11/15/57	4,000	4,106,300
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	3,825	3,822,640
Series DD, 4.13%, 06/15/47	5,035	5,042,648
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 08/01/38	2,500	2,679,022
Series E-1, 4.00%, 02/01/42	3,325	3,332,092
Series E-1, 4.00%, 02/01/46	1,930	1,872,335
Series C-1, Subordinate, 4.00%, 02/01/42	8,000	8,018,984
Series C-1, Subordinate, 4.00%, 02/01/43	8,355	8,223,960
Series F-1, Subordinate, 4.00%, 02/01/38	1,700	1,727,062

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB
Series 1, 5.00%, 11/15/44(a)	$3,055	$2,981,558
Series A, 2.88%, 11/15/46	3,120	2,280,792
Series A, (BAM-TCRS), 3.00%, 11/15/51	7,430	5,490,220
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/42	1,160	1,166,903
Series E, 5.00%, 03/15/40	480	515,652
Series E, 4.00%, 03/15/46	1,825	1,793,641
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	8,300	8,317,339
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	3,275	3,429,053
Port Authority of New York & New Jersey, ARB, AMT, 4.00%, 09/01/43	3,000	2,893,236
Port Authority of New York & New Jersey, Refunding RB, Series 226, AMT, 5.00%, 10/15/39	2,500	2,702,530
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	10,090	9,968,194
Series A, 5.00%, 05/15/48	1,325	1,457,370
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 05/15/47	10,000	10,876,640

		106,006,280

Ohio — 3.9%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	16,600	15,457,903
County of Franklin Ohio, RB, Series A, 5.00%, 12/01/47	4,500	4,629,173
County of Montgomery Ohio, RB, 5.45%, 11/13/23(d)	11,135	11,197,445
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	1,810	1,660,098

		32,944,619

Oregon — 0.5%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(b)	2,800	1,460,780
Port of Portland Oregon Airport Revenue, Refunding ARB, 29th Series, AMT, 5.50%, 07/01/48	2,400	2,656,065

		4,116,845

Pennsylvania — 6.4%
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	405	305,695
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	450	421,075
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/34	7,115	7,263,682
AMT, 5.00%, 12/31/38	6,850	6,924,932
AMT, 5.00%, 06/30/42	8,805	8,852,485
AMT, 5.75%, 06/30/48	1,645	1,823,947
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	6,075	6,114,694
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	2,320	2,397,316
Series B, 5.00%, 12/01/40	4,920	5,061,504
Series C, 5.50%, 12/01/23(d)	1,565	1,575,774
Sub-Series B-1, 5.00%, 06/01/42	7,330	7,625,524

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, Refunding RB
Series A, 5.00%, 12/01/38	$1,775	$1,814,703
Series A-1, 5.00%, 12/01/40	2,165	2,215,778
Series B, 5.25%, 12/01/44	1,500	1,665,717

		54,062,826

Puerto Rico — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,334	1,260,476
Series A-1, Restructured, 5.00%, 07/01/58	2,007	1,958,178
Series A-2, Restructured, 4.78%, 07/01/58	214	201,358
Series A-2, Restructured, 4.33%, 07/01/40	2,372	2,243,492
Series B-1, Restructured, 4.75%, 07/01/53	1,302	1,229,945
Series B-1, Restructured, 5.00%, 07/01/58	15,757	15,378,848
Series B-2, Restructured, 4.33%, 07/01/40	12,433	11,735,894
Series B-2, Restructured, 4.78%, 07/01/58	1,261	1,186,804
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	13,259	3,737,937

		38,932,932

South Carolina — 4.6%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/40(a)	2,630	2,419,895
5.00%, 11/01/43	5,000	5,253,550
7.50%, 08/15/62(a)	1,290	1,193,969
South Carolina Ports Authority, ARB, AMT, 5.25%, 07/01/25(d)	6,530	6,717,084
South Carolina Public Service Authority, RB
Series A, 4.00%, 12/01/43	3,000	2,866,215
Series A, 5.50%, 12/01/54	11,450	11,554,138
South Carolina Public Service Authority, Refunding RB
5.00%, 12/01/38	5,870	5,899,749
Series B, 5.00%, 12/01/51	3,000	3,148,347

		39,052,947

Tennessee — 1.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	4,665	4,489,750
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.50%, 07/01/41	1,875	2,078,872
Series B, AMT, 5.50%, 07/01/42	2,000	2,209,116

		8,777,738

Texas — 11.0%
Arlington Higher Education Finance Corp., RB(a)
7.50%, 04/01/62	1,420	1,392,577
7.88%, 11/01/62	1,195	1,221,559
City of El Paso Texas Water & Sewer Revenue, Refunding RB, Series A, 4.00%, 03/01/44	9,540	9,302,941
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	1,295	1,295,063
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	710	720,256
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	690	700,915
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Junior Lien, 5.00%, 02/01/44	4,500	4,899,271

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	$2,745	$2,759,340
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	470	455,384
Galveston Independent School District, GO, (PSF), 4.00%, 02/01/47	8,075	7,835,100
Harris County Flood Control District, Refunding GO, Series A, Sustainability Bonds, 4.00%, 09/15/48	2,500	2,404,433
Houston Independent School District, Refunding GO, (PSF), 5.00%, 02/15/42	10,000	10,475,690
Klein Independent School District, GO, (PSF), 4.00%, 08/01/47	5,000	4,835,385
Lake Travis Independent School District, GO, 4.00%, 02/15/48	3,100	2,999,207
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(b)(d)	9,685	4,800,080
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(b)(d)	5,810	3,285,090
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	1,385	1,209,313
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/39	9,080	9,534,463
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	1,025	1,001,566
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	960	880,650
Series A, 5.00%, 07/01/53	1,180	1,256,709
Series B, 5.00%, 07/01/34	5,000	5,374,245
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	2,095	2,107,208
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	820	705,069
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	3,630	3,635,597
Texas State Technical College, RB, (AGM), 5.50%, 08/01/42	3,335	3,779,996
Texas Water Development Board, RB, Series B, 4.00%, 10/15/43	4,315	4,313,766

		93,180,873

Utah — 2.3%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/36	3,475	3,665,173
Series A, AMT, 5.00%, 07/01/43	3,490	3,618,195
Series A, AMT, 5.00%, 07/01/48	3,140	3,232,203
City of Salt Lake City Utah Airport Revenue, RB, Series A, AMT, 5.25%, 07/01/48(f)	2,650	2,850,107
Intermountain Power Agency, Refunding RB, Series A, 5.00%, 07/01/44	5,000	5,454,730
Utah Charter School Finance Authority, RB(a)
Series A, 5.00%, 06/15/39	190	177,528
Series A, 5.00%, 06/15/49	380	333,539

		19,331,475

Security	Par (000)	Value

Virginia — 0.3%
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	$3,030	$2,850,045

Washington — 1.1%
Port of Seattle Washington, Refunding ARB, AMT, Intermediate Lien, 5.00%, 08/01/47	4,350	4,559,348
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.00%, 08/15/41	5,000	4,708,855

		9,268,203

Wisconsin — 3.4%
Public Finance Authority, RB
5.00%, 10/15/51(a)	650	560,002
Class A, 4.25%, 06/15/31(a)	270	243,100
Class A, 5.00%, 06/15/41(a)	895	763,084
Class A, 5.00%, 06/15/51(a)	590	464,806
Class A, 6.00%, 06/15/52	450	409,529
Class A, 6.13%, 06/15/57	505	463,512
Public Finance Authority, Refunding RB(a)
5.00%, 09/01/39	100	83,402
5.00%, 09/01/49	845	640,113
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	7,350	7,787,788
4.00%, 12/01/46	5,130	4,917,638
4.00%, 12/01/51	3,000	2,840,142
Series A, 5.00%, 11/15/36	8,955	9,346,181

		28,519,297

Total Municipal Bonds — 119.8% (Cost: $991,311,692)		1,012,106,644

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Alabama — 1.4%
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, Series B, 5.00%, 11/15/46	11,790	12,110,517

Arizona — 1.0%
City of Phoenix Civic Improvement Corp., RB, AMT, Senior Lien, 5.00%, 07/01/43	8,500	8,821,870

California — 2.7%
Los Angeles Unified School District, GO, Series QRR, 5.25%, 07/01/47	9,750	11,006,526
State of California, Refunding GO, 5.00%, 04/01/45	10,500	11,336,178

		22,342,704

Florida — 3.0%
Central Florida Expressway Authority, RB, Series B, Senior Lien, 5.00%, 07/01/49	14,090	14,906,184
City of Tampa Florida, RB, Series A, 5.00%, 11/15/46	10,500	10,785,432

		25,691,616

Illinois — 7.7%
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, Second Lien, (BAM), 5.00%, 12/01/46	10,000	10,741,725

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 07/15/42	$20,000	$20,994,930
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	5,833	5,838,109
Series A, 5.00%, 01/01/40	7,630	7,732,695
Series A, 5.00%, 01/01/44	8,000	8,487,224
Series A, 5.00%, 01/01/46	10,470	11,261,642

		65,056,325

Massachusetts — 1.3%
Commonwealth of Massachusetts, GO, Series A, 5.25%, 01/01/44	10,000	10,844,265

Michigan — 1.9%
Michigan State Housing Development Authority, RB, S/F Housing, Series D, 5.50%, 06/01/53	5,202	5,482,535
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	10,000	10,574,075

		16,056,610

Nebraska — 1.2%
Omaha Public Power District, RB, Series A, 5.00%, 02/01/47	8,975	9,678,343

New Jersey — 1.3%
Garden State Preservation Trust, RB, Series A, (AGM), 5.75%, 11/01/28	10,000	10,823,928

New York — 10.6%
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 06/15/35	4,740	4,838,609
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series D-1, 5.25%, 11/01/43	12,040	13,456,127
Series D-1, 5.50%, 11/01/45	5,900	6,695,155
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/41	9,795	10,443,791
New York State Urban Development Corp., RB, Series A-1, 5.00%, 03/15/43	14,280	14,293,780
New York State Urban Development Corp., Refunding RB
5.00%, 03/15/41	7,790	8,724,839
5.00%, 03/15/43	10,000	11,121,630
5.00%, 03/15/44	8,280	9,182,023
Triborough Bridge & Tunnel Authority, RB, Series D-2, Senior Lien, 5.25%, 05/15/47	9,810	10,925,480

		89,681,434

Ohio — 1.9%
University of Cincinnati, RB, Series A, 5.00%, 06/01/45	15,025	15,645,208

Texas — 1.2%
Dallas Area Rapid Transit, Refunding RB, Series B, Senior Lien, 5.00%, 12/01/47	9,480	10,165,674

Security	Par (000)	Value

Washington — 5.0%
Port of Seattle Washington, RB, Series A, AMT, 5.00%, 05/01/43	$15,500	$15,917,314
Port of Seattle Washington, Refunding RB, AMT, Intermediate Lien, 5.50%, 08/01/47	10,665	11,567,337
State of Washington, GO, Series A-3, 5.00%, 08/01/47	13,395	14,633,764

		42,118,415

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.2% (Cost: $328,331,495)		339,036,909

Total Long-Term Investments — 160.0% (Cost: $1,319,643,187)		1,351,143,553

	Shares

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(h)(i)	9,536,835	9,536,835

Total Short-Term Securities — 1.1% (Cost: $9,536,566)		9,536,835

Total Investments — 161.1% (Cost: $1,329,179,753)		1,360,680,388
Other Assets Less Liabilities — 1.2%		9,992,186
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.1)%		(169,945,587)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.2)%		(356,123,124)

Net Assets Applicable to Common Shares — 100.0%		$844,603,863

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$3,050,831	$6,477,747	(a)	$—	$8,293	$(36)	$9,536,835	9,536,835	$362,203	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(335,523)	$—	$(335,523)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,474,611	$—	$1,474,611

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$57,276,570

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,012,106,644	$—	$1,012,106,644
Municipal Bonds Transferred to Tender Option Bond Trusts	—	339,036,909	—	339,036,909
Short-Term Securities
Money Market Funds	9,536,835	—	—	9,536,835

	$9,536,835	$1,351,143,553	$—	$1,360,680,388

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(168,574,218)	$—	$(168,574,218)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

	$—	$(524,974,218)	$—	$(524,974,218)

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.2%

Corporate — 0.2%
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	$645	$655,993

Guam — 0.2%

Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/41	460	476,836

New York — 150.4%

Corporate — 5.1%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(a)	420	428,260
New York Liberty Development Corp., RB, 5.50%, 10/01/37	655	752,716
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	5,160	5,901,894
New York State Energy Research & Development Authority, Refunding RB, Series C, 4.00%, 04/01/34	575	580,962
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(b)	120	115,269
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	930	973,746
AMT, 5.00%, 10/01/40	2,750	2,804,890
New York Transportation Development Corp., Refunding ARB, AMT, 3.00%, 08/01/31	1,180	1,039,073
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(a)	2,710	2,390,813

		14,987,623

County/City/Special District/School District — 33.2%
Battery Park City Authority, RB, Sustainability Bonds, 4.00%, 11/01/44	2,280	2,293,776
City of New York, GO
Series A-1, 4.00%, 09/01/46	800	782,133
Series B, 5.25%, 10/01/39	525	600,545
Series B, 5.25%, 10/01/40	405	462,017
Series C, 5.00%, 08/01/43	385	418,082
Series D, 5.38%, 06/01/32	25	25,032
Series D-1, 4.00%, 03/01/42	545	546,226
Series E-1, 5.00%, 03/01/39	1,620	1,728,840
Series F-1, 5.00%, 03/01/43	2,000	2,186,974
Series F-1, 4.00%, 03/01/47	1,945	1,912,876
Sub-Series D-1, 5.00%, 08/01/31	1,820	1,821,665
Sub-Series E-1, 4.00%, 04/01/45	1,910	1,883,107
Sub-Series F-1, 5.00%, 04/01/43	930	986,091
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	1,790	1,811,188
County of Nassau New York, GO
Series B, (AGM), 5.00%, 07/01/45	1,000	1,047,793
Series C, 5.00%, 10/01/29	500	548,966
Series C, 5.00%, 10/01/31	1,420	1,559,255
Erie County Industrial Development Agency, Refunding RB, Series A, (SAW), 5.00%, 05/01/28	565	590,607
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 4.00%, 02/15/43	2,095	2,082,830
New York City Industrial Development Agency, RB(c)
(AGC), 0.00%, 03/01/35	500	307,367
(AGC), 0.00%, 03/01/39	1,000	473,132

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Industrial Development Agency, RB(c) (continued)
(AGC), 0.00%, 03/01/42	$3,710	$1,465,795
(AGC), 0.00%, 03/01/45	2,000	657,498
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/45	3,970	3,885,820
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 08/01/40	1,900	2,028,729
Series D-1, 5.00%, 02/01/32	5,000	5,042,740
Series E-1, 4.00%, 02/01/49	1,880	1,820,342
Sub-Series A-3, 4.00%, 08/01/43	1,035	1,024,056
Sub-Series B-1, 5.00%, 11/01/35	425	431,917
Sub-Series B-1, 5.00%, 11/01/36	340	344,993
Sub-Series E-1, 5.00%, 02/01/39	1,015	1,066,791
Sub-Series E-1, 5.00%, 02/01/43	3,600	3,756,010
Subordinate, 4.00%, 05/01/39	2,045	2,057,524
Series A, Subordinate, 4.00%, 05/01/53	1,050	1,014,418
Series A-1, Subordinate, 5.00%, 08/01/41	1,000	1,104,455
Series A-1, Subordinate, 4.00%, 08/01/48	2,000	1,953,492
Series A-2, Subordinate, 5.00%, 08/01/38	605	640,499
Series F-1, Subordinate, 4.00%, 02/01/51	1,500	1,442,236
New York Convention Center Development Corp., RB, CAB(c)
Series A, Senior Lien, 0.00%, 11/15/47	3,000	926,340
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55	4,000	764,644
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	5,755	5,894,173
5.00%, 11/15/45	7,290	7,429,924
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50	965	757,494
Class 2, 5.38%, 11/15/40(a)	680	682,532
Series 1, 5.00%, 11/15/44(a)	2,730	2,664,371
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
4.00%, 05/15/52	6,500	6,343,298
Series A, 4.00%, 05/15/48	3,110	3,072,456
Series A, 5.25%, 05/15/52	1,035	1,148,009
Series A, 4.13%, 05/15/53	1,315	1,295,712
Series A, 5.00%, 05/15/53	2,630	2,868,888
Series A, 5.25%, 05/15/57	360	398,375
Series A, 4.50%, 05/15/63	5,000	5,101,180
Trust for Cultural Resources of The City of New York, Refunding RB, 5.00%, 08/01/23(d)	4,000	4,000,000

		97,153,213

Education — 19.7%
Albany Capital Resource Corp., Refunding RB
4.00%, 07/01/41	595	374,942
4.00%, 07/01/51	615	341,493
Amherst Development Corp., Refunding RB
5.00%, 10/01/43	535	535,249
5.00%, 10/01/48	410	404,659
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	345	355,072
Build NYC Resource Corp., RB(a)
5.00%, 02/01/33	370	353,714
5.75%, 02/01/49	455	418,806
5.75%, 06/01/62	665	652,938
Series A, 5.13%, 05/01/38	660	629,207

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2023	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Build NYC Resource Corp., RB(a) (continued)
Series A, 5.50%, 05/01/48	$270	$255,852
Build NYC Resource Corp., Refunding RB
5.00%, 06/01/33	300	307,882
5.00%, 06/01/35	350	359,166
5.00%, 06/01/40	690	702,169
5.00%, 11/01/47	515	581,700
Series A, 5.00%, 06/01/38	750	761,854
County of Cattaraugus New York, RB
5.00%, 05/01/34	170	171,086
5.00%, 05/01/39	125	125,377
Dobbs Ferry Local Development Corp., RB
5.00%, 07/01/39	1,000	1,018,066
5.00%, 07/01/44	500	504,757
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	450	472,204
5.00%, 07/01/48	680	708,318
4.00%, 07/01/49	3,000	2,839,029
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	755	791,670
4.00%, 07/01/46	1,430	1,420,355
Geneva Development Corp., RB, 5.25%, 09/01/23(d)	900	901,358
Hempstead Town Local Development Corp., Refunding RB
5.00%, 10/01/34	310	315,851
5.00%, 10/01/35	935	952,665
4.00%, 07/01/37	220	221,902
5.00%, 07/01/47	320	331,727
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	7,505	7,185,715
New York State Dormitory Authority, RB
1st Series, (AMBAC), 5.50%, 07/01/40	1,440	1,766,327
Series A, 5.25%, 07/01/24(d)	2,000	2,035,852
Series A, 5.50%, 07/01/24(d)	2,000	2,040,316
Series A, 5.00%, 07/01/43	1,260	1,328,108
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/44	2,130	2,150,180
Series A, 5.00%, 07/01/24(d)	500	507,847
Series A, 5.00%, 07/01/35	3,445	3,566,509
Series A, 5.00%, 07/01/37	835	863,651
Series A, 5.00%, 07/01/38	255	268,850
Series A, 5.00%, 07/01/43	2,960	3,016,471
Series A, 4.00%, 07/01/47	1,285	1,164,559
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 05/01/40	1,065	1,104,056
4.00%, 12/01/47	6,000	5,848,458
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	540	539,985
Series A, 5.00%, 07/01/42	335	334,918
Schenectady County Capital Resource Corp., Refunding RB
5.00%, 07/01/32	415	484,571
5.25%, 07/01/52	715	785,545
Troy Capital Resource Corp., Refunding RB
4.00%, 08/01/35	890	898,321
5.00%, 09/01/36	1,850	2,018,960

Security	Par (000)	Value

Education (continued)
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	$1,105	$1,126,246
Series A, 5.00%, 07/01/41	500	508,211
Yonkers Economic Development Corp., RB, Series A, 5.00%, 10/15/54	300	265,817
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	70	66,513
Series A, 5.00%, 10/15/50	115	103,437

		57,788,491

Health — 8.2%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35	335	296,054
Build NYC Resource Corp., RB
Class A, 5.25%, 07/01/37	1,010	924,884
Class A, 5.50%, 07/01/47	620	551,410
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	680	705,025
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	305	239,574
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	600	542,390
5.00%, 12/01/46	280	282,405
Series A, 5.00%, 12/01/32	420	420,230
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/36	2,800	2,713,015
4.00%, 12/01/46	2,150	1,905,756
New York State Dormitory Authority, RB, Series D, 4.25%, 05/01/39	1,000	999,877
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/38	890	665,573
4.00%, 07/01/39	1,165	858,945
4.00%, 07/01/47	2,090	2,040,709
4.25%, 05/01/52	3,000	2,937,990
5.00%, 05/01/52	500	534,183
Series A, 5.00%, 05/01/43	3,430	3,493,671
Oneida County Local Development Corp., RB, Class A, (AGM), 4.00%, 12/01/46	1,100	1,041,997
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	1,800	1,388,815
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	530	538,579
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	110	103,093
Westchester County Healthcare Corp., Refunding RB, Series B, Senior Lien, 6.00%, 11/01/30	85	85,078
Westchester County Local Development Corp., Refunding RB(a)
5.00%, 07/01/41	410	345,602
5.00%, 07/01/56	465	359,192

		23,974,047

Housing — 4.8%
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.20%, 11/01/44	1,000	996,635
Sustainability Bonds, 3.15%, 11/01/44	200	165,296
Sustainability Bonds, 4.80%, 02/01/53	2,280	2,308,167
Class F-1, Sustainability Bonds, 4.30%, 11/01/37	1,000	1,004,459

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
New York City Housing Development Corp., RB, M/F Housing (continued)
Series A, Sustainability Bonds, 4.75%, 11/01/48	$280	$283,914
New York State Housing Finance Agency, RB, Series B-1, Sustainability Bonds, (SONYMA), 4.85%, 11/01/48	1,015	1,029,116
New York State Housing Finance Agency, RB, M/F Housing
(SONYMA), 4.65%, 11/01/48	405	406,562
Series B, (FHLMC, FNMA, GNMA, SONYMA), 4.00%, 11/01/42	110	100,793
Series E, (FNMA, SONYMA), 4.15%, 11/01/47	1,485	1,345,262
Series H, (FNMA, SONYMA), 4.25%, 11/01/51	1,000	910,910
Series G, Sustainability Bonds, (SONYMA), 2.60%, 11/01/46	2,000	1,379,572
State of New York Mortgage Agency, RB, S/F Housing
250th Series, (SONYMA), 4.80%, 10/01/48	2,630	2,686,669
Series 239, (SONYMA), 2.70%, 10/01/47	1,995	1,436,651

		14,054,006

State — 13.7%
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/45	1,500	1,493,788
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
Series S-1A, (SAW), 4.00%, 07/15/39	250	255,796
Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	5,715	5,802,017
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/36	1,905	2,022,165
Series A, 5.00%, 03/15/39	760	811,897
Series A, 4.00%, 03/15/47	2,350	2,306,226
Series B, 5.00%, 03/15/38	560	591,954
Series B, 5.00%, 03/15/39	960	1,012,340
Series C, 4.00%, 03/15/45	1,225	1,227,509
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/39	3,045	3,315,557
Series A, 4.00%, 03/15/43	2,500	2,487,662
Series A, 4.00%, 03/15/47	1,170	1,162,173
Series C, 5.00%, 03/15/39	1,000	1,068,286
Series E, 5.00%, 03/15/41	2,200	2,359,839
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/45	1,470	1,455,040
Series A, 4.00%, 03/15/49	2,720	2,638,770
Series C, 5.00%, 03/15/30	1,885	1,886,842
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/45	3,425	3,400,919
4.00%, 03/15/46	5,000	4,917,270

		40,216,050

Tobacco — 3.6%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	400	384,708
5.00%, 06/01/48	550	516,718
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	1,400	1,400,381
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	430	407,090
Series A-2B, 5.00%, 06/01/51	2,340	2,190,184

Security	Par (000)	Value

Tobacco (continued)
New York Counties Tobacco Trust VI, Refunding RB (continued)
Series C, 4.00%, 06/01/51	$2,250	$1,779,106
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	250	253,074
5.25%, 05/15/40	630	638,571
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	910	925,414
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	910	894,770
Sub-Series C, 5.13%, 06/01/51	1,225	1,231,468

		10,621,484

Transportation — 37.1%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	1,015	1,048,450
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/39	2,440	2,559,162
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/23(d)	1,080	1,085,874
Series A-1, 4.00%, 11/15/46	2,000	1,867,416
Series D-3, 4.00%, 11/15/49	2,410	2,214,691
Series E, 5.00%, 11/15/38	5,650	5,663,549
Metropolitan Transportation Authority, Refunding RB
Series A, 4.00%, 11/15/43	1,130	1,127,073
Series A, 4.00%, 11/15/51	8,335	8,108,771
Series A-1, (AGM), 4.00%, 11/15/54	1,395	1,335,025
Series A-1, 5.25%, 11/15/57	1,000	1,026,575
Series B, 5.00%, 11/15/37	1,000	1,030,916
Series D, 5.25%, 11/15/23(d)	1,660	1,669,028
Sub-Series B-1, 5.00%, 11/15/31	1,500	1,507,796
Sub-Series B-2, 4.00%, 11/15/34	1,750	1,802,918
Sub-Series C-1, 5.00%, 11/15/34	1,860	1,915,380
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,160	5,168,524
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 07/01/28	970	969,826
New York Liberty Development Corp., Refunding RB, Series 1, 3.00%, 02/15/42	1,015	809,296
New York State Thruway Authority, RB
Series A, Junior Lien, 5.00%, 01/01/41	365	376,288
Series A, Junior Lien, 5.00%, 01/01/46	1,285	1,318,844
New York State Thruway Authority, Refunding RB
Series A, 4.00%, 03/15/42	500	504,068
Series K, 5.00%, 01/01/32	3,325	3,422,958
Series L, 5.00%, 01/01/33	90	98,330
Series L, 5.00%, 01/01/35	170	184,815
Series O, 4.00%, 01/01/44	1,295	1,276,151
Series B, Subordinate, 4.00%, 01/01/45	7,305	7,138,168
Series B, Subordinate, 4.00%, 01/01/50	3,720	3,559,039
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/35	5,000	5,379,940
AMT, 4.00%, 12/01/42	5,000	4,636,260
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,100	1,039,291
Series A, AMT, 5.00%, 07/01/46	1,040	1,042,843
Series A, AMT, 5.25%, 01/01/50	9,165	9,184,146
New York Transportation Development Corp., RB, AMT, 4.00%, 10/31/46	2,000	1,763,876

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2023	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, RB
221st Series, AMT, 4.00%, 07/15/45	$1,105	$1,056,109
Consolidated, 218th Series, AMT, 5.00%, 11/01/44	1,450	1,507,446
Port Authority of New York & New Jersey, Refunding ARB
179th Series, 5.00%, 12/01/38	820	825,247
194th Series, 5.25%, 10/15/55	2,930	3,018,082
AMT, 5.00%, 01/15/52	2,795	2,938,149
177th Series, AMT, 4.00%, 01/15/43	1,120	1,069,879
178th Series, AMT, 5.00%, 12/01/43	930	932,518
195th Series, AMT, 5.00%, 04/01/36	750	784,280
Series 178th, AMT, 5.00%, 12/01/33	750	752,746
Series 231st, AMT, 5.50%, 08/01/47	3,000	3,279,903
Series 238, AMT, 5.00%, 07/15/38	530	581,297
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/54	3,545	3,764,641
Series A, 4.00%, 11/15/56	1,555	1,474,467
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.25%, 11/15/45	1,330	1,368,375
Series A, 5.00%, 11/15/50	1,000	1,018,533
Series B, 5.00%, 11/15/37	725	772,081
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(c)	2,335	1,755,161

		108,734,201

Utilities — 25.0%
Long Island Power Authority, RB
(AGM), 0.00%, 06/01/28(c)	3,515	3,000,703
5.00%, 09/01/36	340	366,117
5.00%, 09/01/38	3,375	3,658,848
5.00%, 09/01/47	2,195	2,293,312
Series C, (AGC), 5.25%, 09/01/29	4,000	4,543,352
New York City Municipal Water Finance Authority, RB
Series AA-1, 5.25%, 06/15/52	5,000	5,584,975
Series CC-1, 4.00%, 06/15/52	5,000	4,848,740
Series FF-1, Subordinate, 4.00%, 06/15/49	9,535	9,304,777
New York City Municipal Water Finance Authority, Refunding RB
Series BB-1, 4.00%, 06/15/45	1,250	1,231,643
Series DD, 4.13%, 06/15/46	4,000	3,997,532
Series DD, 4.13%, 06/15/47	2,630	2,633,995
Series DD, 5.00%, 06/15/47	2,565	2,826,692
Series GG, 5.00%, 06/15/39	690	715,292
Series HH, 5.00%, 06/15/39	3,500	3,620,113
New York Power Authority, RB, (AGM), 4.00%, 11/15/47	2,210	2,155,634
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	2,000	1,949,522
Series A, 4.00%, 11/15/55	8,925	8,668,406
Series A, 4.00%, 11/15/60	585	558,718
New York State Environmental Facilities Corp., RB, Series B, 5.00%, 09/15/40	635	659,482
New York State Environmental Facilities Corp., Refunding RB, 5.00%, 06/15/51	3,715	4,065,993
Rockland County Solid Waste Management Authority, RB, Series A, AMT, 4.00%, 12/15/46	990	912,448

Security	Par (000)	Value

Utilities (continued)
Utility Debt Securitization Authority, Refunding RB
Restructured, 5.00%, 12/15/44	$2,000	$2,257,294
Series A, Restructured, 5.00%, 12/15/35	3,000	3,206,292

		73,059,880

Total Municipal Bonds in New York		440,588,995

Puerto Rico — 4.8%

State — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,089	1,973,865
Series A-1, Restructured, 5.00%, 07/01/58	5,938	5,793,552
Series A-2, Restructured, 4.78%, 07/01/58	1,544	1,452,787
Series A-2, Restructured, 4.33%, 07/01/40	3,004	2,841,252
Series B-1, Restructured, 4.75%, 07/01/53	130	122,806
Series B-2, Restructured, 4.78%, 07/01/58	126	118,586
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	5,916	1,667,821

Total Municipal Bonds in Puerto Rico		13,970,669

Total Municipal Bonds — 155.6% (Cost: $455,126,419)		455,692,493

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 3.3%

County/City/Special District/School District — 0.8%
City of New York New York, GO, Sub-Series 1-I, 5.00%, 03/01/36	2,250	2,273,873

Housing — 1.6%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	4,891	4,777,488

Transportation — 0.9%
Port Authority of New York & New Jersey, RB, AMT, Series 221, 4.00%, 07/15/55	2,860	2,641,347

Total Municipal Bonds in New York		9,692,708

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 3.3%
(Cost: $9,914,072)		9,692,708

Total Long-Term Investments — 158.9% (Cost: $465,040,491)		465,385,201

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.4%
BlackRock Liquidity Funds New York Money Fund Portfolio, 3.74%(f)(g)	10,042,561	$10,042,561

Total Short-Term Securities — 3.4% (Cost: $10,042,561)		10,042,561

Total Investments — 162.3% (Cost: $475,083,052)		475,427,762

Other Assets Less Liabilities — 0.5%		1,639,528

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.7)%		(5,036,926)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (61.1)%		(179,073,750)

Net Assets Applicable to Common Shares — 100.0%		$292,956,614

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds New York Money Fund Portfolio	$694,571	$9,348,084	(a)	$—	$(94)	$—	$10,042,561	10,042,561	$177,712	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	33	09/20/23	$3,678	$(10,875)
U.S. Long Bond	43	09/20/23	5,359	(23,336)
5-Year U.S. Treasury Note	33	09/29/23	3,527	(8,552)

				$(42,763)

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2023	BlackRock New York Municipal Income Trust (BNY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$42,763	$—	$42,763

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,176,250	$—	$4,176,250

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,742,797	$—	$1,742,797

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$41,435,791

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$455,692,493	$—	$455,692,493
Municipal Bonds Transferred to Tender Option Bond Trusts	—	9,692,708	—	9,692,708
Short-Term Securities
Money Market Funds	10,042,561	—	—	10,042,561

	$10,042,561	$465,385,201	$—	$475,427,762

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(42,763)	$—	$—	$(42,763)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock New York Municipal Income Trust (BNY)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(4,998,266)	$—	$(4,998,266)
VRDP Shares at Liquidation Value	—	(179,400,000)	—	(179,400,000)

	$—	$(184,398,266)	$—	$(184,398,266)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	57

Statements of Assets and Liabilities

July 31, 2023

	MUJ	MIY	MYN	MPA

ASSETS
Investments, at value — unaffiliated(a)	$1,026,798,705	$592,064,816	$702,888,048	$247,631,426
Investments, at value — affiliated(b)	104,186,840	18,024,108	11,465,077	17,292,797
Cash pledged for futures contracts	—	—	415,000	—
Receivables:
Investments sold	719,751	—	—	—
Dividends — affiliated	238,752	22,945	36,324	39,499
Interest — unaffiliated	7,573,426	6,482,354	7,066,337	2,229,282
Prepaid expenses	56,432	109,843	214,555	84,019

Total assets	1,139,573,906	616,704,066	722,085,341	267,277,023

ACCRUED LIABILITIES
Bank overdraft	107,442	51,064	76,138	19,518
Payables:
Investments purchased	—	—	1,086,080	—
Accounting services fees	60,324	40,458	44,504	22,074
Capital shares redeemed	192,100	93,831	132,987	25,541
Custodian fees	5,414	3,485	3,726	1,915
Income dividend distributions — Common Shares	174,365	52,629	97,901	22,461
Interest expense and fees	149,668	64,525	234,049	93,737
Investment advisory fees	475,360	255,923	305,289	109,905
Directors’ and Officer’s fees	38,241	2,183	283,912	11,363
Other accrued expenses	16,725	6,743	5,320	5,164
Professional fees	69,107	57,302	72,480	49,167
Transfer agent fees	20,595	15,965	16,607	15,098
Variation margin on futures contracts	—	—	35,998	—

Total accrued liabilities	1,309,341	644,108	2,394,991	375,943

OTHER LIABILITIES
TOB Trust Certificates	22,059,998	6,333,877	19,231,092	14,060,000
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	416,356,885	231,553,356	247,479,449	82,374,060

Total other liabilities	438,416,883	237,887,233	266,710,541	96,434,060

Total liabilities	439,726,224	238,531,341	269,105,532	96,810,003

Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$699,847,682	$378,172,725	$452,979,809	$170,467,020

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$754,871,465	$413,410,031	$512,358,984	$189,847,831
Accumulated loss	(55,023,783)	(35,237,306)	(59,379,175)	(19,380,811)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$699,847,682	$378,172,725	$452,979,809	$170,467,020

Net asset value per Common Share	$13.03	$12.94	$11.70	$13.09

(a) Investments, at cost — unaffiliated	$1,035,079,611	$592,940,831	$700,536,361	$252,515,692
(b) Investments, at cost — affiliated	$104,179,148	$18,024,699	$11,465,077	$17,291,247
(c) Preferred Shares outstanding	4,171	2,319	2,477	826
(d) Preferred Shares authorized	12,291	8,919	14,637	1,000,000
(e) Par value per Preferred Share	$0.10	$0.10	$0.10	$0.05
(f) Common Shares outstanding	53,692,147	29,232,196	38,721,746	13,024,822
(g) Common Shares authorized	199,987,709	199,991,081	199,985,363	Unlimited
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

July 31, 2023

	MYI	BNY

ASSETS
Investments, at value — unaffiliated(a)	$1,351,143,553	$465,385,201
Investments, at value — affiliated(b)	9,536,835	10,042,561
Cash pledged for futures contracts	—	281,000
Receivables:
Investments sold	561,265	—
Dividends — affiliated	38,451	29,251
Interest — unaffiliated	13,917,758	4,737,189
Prepaid expenses	291,071	61,736

Total assets	1,375,488,933	480,536,938

ACCRUED LIABILITIES
Bank overdraft	170,887	41,876
Payables:
Investments purchased	2,864,703	2,892,220
Accounting services fees	68,009	32,611
Capital shares redeemed	320,922	74,748
Custodian fees	6,102	2,792
Income dividend distributions — Common Shares	153,664	44,931
Interest expense and fees	1,371,369	38,660
Investment advisory fees	580,036	222,442
Directors’ and Officer’s fees	493,840	59,516
Other accrued expenses	8,516	8,979
Professional fees	116,415	51,985
Transfer agent fees	33,265	13,173
Variation margin on futures contracts	—	24,375

Total accrued liabilities	6,187,728	3,508,308

OTHER LIABILITIES
TOB Trust Certificates	168,574,218	4,998,266
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	356,123,124	179,073,750

Total other liabilities	524,697,342	184,072,016

Total liabilities	530,885,070	187,580,324

Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$844,603,863	$292,956,614

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$877,884,032	$331,915,121
Accumulated loss	(33,280,169)	(38,958,507)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$844,603,863	$292,956,614

Net asset value per Common Share	$12.51	$12.05

(a) Investments, at cost — unaffiliated	$1,319,643,187	$465,040,491
(b) Investments, at cost — affiliated	$9,536,566	$10,042,561
(c) Preferred Shares outstanding	3,564	1,794
(d) Preferred Shares authorized	26,364	Unlimited
(e) Par value per Preferred Share	$0.10	$0.001
(f) Common Shares outstanding	67,505,760	24,318,174
(g) Common Shares authorized	199,973,636	Unlimited
(h) Par value per Common Share	$0.10	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Operations

Year Ended July 31, 2023

	MUJ	MIY	MYN	MPA

INVESTMENT INCOME
Dividends — affiliated	$1,412,567	$187,208	$163,390	$310,090
Interest — unaffiliated	46,589,025	24,593,635	29,094,983	10,184,584

Total investment income	48,001,592	24,780,843	29,258,373	10,494,674

EXPENSES
Investment advisory	5,736,793	3,070,712	3,637,562	1,331,587
Accounting services	135,826	94,300	102,591	51,376
Professional	102,619	86,584	86,058	107,297
Transfer agent	55,280	38,615	42,051	44,586
Directors and Officer	43,873	20,281	34,398	10,411
Liquidity fees	42,482	—	—	—
Remarketing fees on Preferred Shares	41,710	—	—	—
Registration	18,708	9,951	13,363	8,234
Printing and postage	18,339	9,568	10,006	14,240
Custodian	12,304	15,593	17,001	5,540
Miscellaneous	93,466	75,188	75,649	69,386

Total expenses excluding interest expense, fees and amortization of offering costs	6,301,400	3,420,792	4,018,679	1,642,657
Interest expense, fees and amortization of offering costs(a)	15,865,364	8,892,605	9,821,565	3,545,462

Total expenses	22,166,764	12,313,397	13,840,244	5,188,119
Less:
Fees waived and/or reimbursed by the Manager	(53,302)	(6,993)	(3,033)	(11,397)

Total expenses after fees waived and/or reimbursed	22,113,462	12,306,404	13,837,211	5,176,722

Net investment income	25,888,130	12,474,439	15,421,162	5,317,952

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(29,744,004)	(22,696,457)	(35,178,509)	(11,241,154)
Investments — affiliated	(4,972)	2,364	(124)	(3,140)
Futures contracts	5,923,092	(790,254)	3,129,978	2,042,572

	(23,825,884)	(23,484,347)	(32,048,655)	(9,201,722)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,585,622)	6,666,217	11,808,528	(1,920,463)
Investments — affiliated	(2,491)	(686)	—	637
Futures contracts	1,481,240	—	2,842,177	420,844

	(4,106,873)	6,665,531	14,650,705	(1,498,982)

Net realized and unrealized loss	(27,932,757)	(16,818,816)	(17,397,950)	(10,700,704)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(2,044,627)	$(4,344,377)	$(1,976,788)	$(5,382,752)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended July 31, 2023

	MYI	BNY

INVESTMENT INCOME
Dividends — affiliated	$362,203	$177,712
Interest — unaffiliated	58,041,879	19,409,720

Total investment income	58,404,082	19,587,432

EXPENSES
Investment advisory	6,950,251	2,665,793
Accounting services	158,417	75,695
Professional	110,307	82,058
Transfer agent	63,865	27,453
Directors and Officer	61,760	18,157
Registration	23,006	19,105
Custodian	16,487	6,629
Printing and postage	12,995	8,697
Liquidity fees	—	18,272
Remarketing fees on Preferred Shares	—	17,940
Miscellaneous	79,014	50,513

Total expenses excluding interest expense, fees and amortization of offering costs	7,476,102	2,990,312
Interest expense, fees and amortization of offering costs(a)	18,998,777	6,852,612

Total expenses	26,474,879	9,842,924
Less:
Fees waived and/or reimbursed by the Manager	(13,352)	(3,481)

Total expenses after fees waived and/or reimbursed	26,461,527	9,839,443

Net investment income	31,942,555	9,747,989

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(52,017,933)	(26,819,992)
Investments — affiliated	8,293	(94)
Futures contracts	(335,523)	4,176,250

	(52,345,163)	(22,643,836)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	16,370,595	9,693,178
Investments — affiliated	(36)	—
Futures contracts	1,474,611	1,742,797

	17,845,170	11,435,975

Net realized and unrealized loss	(34,499,993)	(11,207,861)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(2,557,438)	$(1,459,872)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Changes in Net Assets

	MUJ		MIY

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$25,888,130	$23,907,994	$12,474,439	$17,888,520
Net realized loss	(23,825,884)	(9,162,261)	(23,484,347)	(2,128,297)
Net change in unrealized appreciation (depreciation)	(4,106,873)	(76,124,888)	6,665,531	(69,271,190)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(2,044,627)	(61,379,155)	(4,344,377)	(53,510,967)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(24,162,075)	(27,360,522)	(12,905,708)	(19,830,765)
Return of capital	(5,140,445)	—	(1,655,675)	—

Decrease in net assets resulting from distributions to Common Shareholders	(29,302,520)	(27,360,522)	(14,561,383)	(19,830,765)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	338,609,074	—	—
Reinvestment of common distributions	255,161	407,537	247,171	84,162
Redemption of shares resulting from share repurchase program (including transaction costs)	(9,439,913)	(571)	(3,374,623)	—

Net increase (decrease) in net assets derived from capital share transactions	(9,184,752)	339,016,040	(3,127,452)	84,162

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(40,531,899)	250,276,363	(22,033,212)	(73,257,570)
Beginning of year	740,379,581	490,103,218	400,205,937	473,463,507

End of year	$699,847,682	$740,379,581	$378,172,725	$400,205,937

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	MYN		MPA

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$15,421,162	$20,705,131	$5,317,952	$7,818,074
Net realized loss	(32,048,655)	(4,817,777)	(9,201,722)	(250,805)
Net change in unrealized appreciation (depreciation)	14,650,705	(95,645,562)	(1,498,982)	(34,970,876)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(1,976,788)	(79,758,208)	(5,382,752)	(27,403,607)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(14,186,413)	(23,593,604)	(5,216,562)	(8,786,444)
Return of capital	(2,141,070)	—	(987,610)	—

Decrease in net assets resulting from distributions to Common Shareholders	(16,327,483)	(23,593,604)	(6,204,172)	(8,786,444)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	11,593	138,459
Redemption of shares resulting from share repurchase program (including transaction costs)	(8,585,038)	—	(3,289,985)	—

Net increase (decrease) in net assets derived from capital share transactions	(8,585,038)	—	(3,278,392)	138,459

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(26,889,309)	(103,351,812)	(14,865,316)	(36,051,592)
Beginning of year	479,869,118	583,220,930	185,332,336	221,383,928

End of year	$452,979,809	$479,869,118	$170,467,020	$185,332,336

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets (continued)

	MYI		BNY

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$31,942,555	$40,669,725	$9,747,989	$14,078,237
Net realized gain (loss)	(52,345,163)	1,374,770	(22,643,836)	(3,278,196)
Net change in unrealized appreciation (depreciation)	17,845,170	(177,133,252)	11,435,975	(63,935,629)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(2,557,438)	(135,088,757)	(1,459,872)	(53,135,588)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(34,274,769)	(42,117,121)	(8,824,872)	(15,550,539)
Return of capital	(328,022)	—	(1,802,990)	—

Decrease in net assets resulting from distributions to Common Shareholders	(34,602,791)	(42,117,121)	(10,627,862)	(15,550,539)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	349,246
Redemption of shares resulting from share repurchase program (including transaction costs)	(7,043,454)	—	(3,263,323)	—

Net increase (decrease) in net assets derived from capital share transactions	(7,043,454)	—	(3,263,323)	349,246

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(44,203,683)	(177,205,878)	(15,351,057)	(68,336,881)
Beginning of year	888,807,546	1,066,013,424	308,307,671	376,644,552

End of year	$844,603,863	$888,807,546	$292,956,614	$308,307,671

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended July 31, 2023

	MUJ	MIY	MYN	MPA

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(2,044,627)	$(4,344,377)	$(1,976,788)	$(5,382,752)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	313,134,123	286,065,434	339,065,112	123,289,492
Purchases of long-term investments	(184,056,883)	(232,812,379)	(288,690,205)	(81,131,704)
Net purchases of short-term securities	(54,777,513)	(15,041,163)	(11,465,201)	(13,329,988)
Amortization of premium and accretion of discount on investments and other fees	135,630	3,885,664	3,004,112	593,465
Net realized loss on investments	29,748,976	22,694,093	35,178,633	11,244,294
Net unrealized (appreciation) depreciation on investments	5,588,113	(6,665,531)	(11,808,528)	1,919,826
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(209,534)	(22,033)	(35,441)	(35,676)
From the Manager	258,779	—	—	—
Interest — unaffiliated	1,402,378	645,360	204,995	757,294
Prepaid expenses	78,435	28,211	28,527	26,974
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(68,268)	(31,563)	(38,826)	(19,215)
Custodian fees	(5,499)	(1,367)	(3,494)	(3,679)
Interest expense and fees	(28,812)	(26,661)	125,722	8,985
Investment advisory fees	(530,877)	(294,054)	(263,123)	(133,523)
Directors’ and Officer’s fees	5,435	(1,241)	(10,064)	(221)
Other accrued expenses	774	(5,170)	(2,349)	(5,001)
Professional fees	670	(4,989)	(13,953)	(1,675)
Transfer agent fees	(108)	(2,204)	(1,588)	1,163
Variation margin on futures contracts	(57,205)	—	(27,961)	(17,032)

Net cash provided by operating activities	108,573,987	54,066,030	63,269,580	37,781,027

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(32,306,661)	(15,914,475)	(17,832,839)	(6,902,463)
Repayments of TOB Trust Certificates	(68,778,276)	(41,303,178)	(53,218,788)	(28,123,181)
Repayments of Loan for TOB Trust Certificates	—	—	(1,321,238)	—
Net payments on Common Shares redeemed including change in redemptions payable	(9,247,813)	(3,280,792)	(8,452,051)	(3,264,444)
Proceeds from TOB Trust Certificates	—	6,370,000	14,271,237	—
Proceeds from Loan for TOB Trust Certificates	—	—	1,321,238	—
Increase in bank overdraft	79,317	51,064	76,138	19,518
Amortization of deferred offering costs	45,446	11,351	21,848	18,543

Net cash used for financing activities	(110,207,987)	(54,066,030)	(65,134,455)	(38,252,027)

CASH
Net decrease in restricted and unrestricted cash	(1,634,000)	—	(1,864,875)	(471,000)
Restricted and unrestricted cash at beginning of year	1,634,000	—	2,279,875	471,000

Restricted and unrestricted cash at end of year	$—	$—	$415,000	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for interest expense	$15,848,730	$8,907,915	$9,673,995	$3,517,934

NON-CASH FINANCING ACTIVITIES

Reinvestment of common distributions	$255,161	$247,171	$—	$11,593

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	—	—	415,000	—

	$—	$—	$415,000	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Cash Flows (continued)

Year Ended July 31, 2023

	MYI	BNY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(2,557,438)	$(1,459,872)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	757,056,537	219,482,804
Purchases of long-term investments	(669,476,691)	(174,124,450)
Net purchases of short-term securities	(6,477,747)	(9,348,084)
Amortization of premium and accretion of discount on investments and other fees	1,458,322	1,999,837
Net realized loss on investments	52,009,640	26,820,086
Net unrealized appreciation on investments	(16,370,559)	(9,693,178)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(35,430)	(28,477)
Interest — unaffiliated	491,862	498,775
Prepaid expenses	28,610	(40,095)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(52,870)	(31,604)
Custodian fees	(4,016)	(2,923)
Interest expense and fees	908,517	(40,930)
Investment advisory fees	(630,649)	(212,831)
Directors’ and Officer’s fees	(15,789)	1,343
Other accrued expenses	2,005	(8,489)
Professional fees	(7,175)	2,332
Transfer agent fees	(8,217)	(7,072)
Variation margin on futures contracts	(50,156)	8,689

Net cash provided by operating activities	116,268,756	53,815,861

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(37,958,887)	(11,728,582)
Repayments of TOB Trust Certificates	(212,850,687)	(42,600,896)
Repayments of Loan for TOB Trust Certificates	(6,144,796)	(2,692,523)
Net payments on Common Shares redeemed including change in redemptions payable	(6,722,532)	(3,188,575)
Proceeds from TOB Trust Certificates	139,678,000	2,692,523
Proceeds from Loan for TOB Trust Certificates	6,144,796	2,692,523
Increase in bank overdraft	170,887	41,876
Amortization of deferred offering costs	29,463	19,208

Net cash used for financing activities	(117,653,756)	(54,764,446)

CASH
Net decrease in restricted and unrestricted cash	(1,385,000)	(948,585)
Restricted and unrestricted cash at beginning of year	1,385,000	1,229,585

Restricted and unrestricted cash at end of year	$—	$281,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$18,060,797	$6,874,334

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	—	281,000

	$—	$281,000

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	MUJ

	Year Ended 07/31/23	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$13.58	$16.29		$15.83	$15.95	$15.28

Net investment income(a)	0.48	0.64		0.73	0.69	0.66
Net realized and unrealized gain (loss)	(0.49)	(2.59)		0.48	(0.16)	0.64

Net increase (decrease) from investment operations	(0.01)	(1.95)		1.21	0.53	1.30

Distributions to Common Shareholders(b)
From net investment income	(0.45)	(0.76)		(0.75)	(0.65)	(0.63)
Return of capital	(0.09)	—		—	—	—

Total distributions to Common Shareholders	(0.54)	(0.76)		(0.75)	(0.65)	(0.63)

Net asset value, end of year	$13.03	$13.58		$16.29	$15.83	$15.95

Market price, end of year	$11.20	$13.36		$15.63	$14.21	$14.43

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.52%	(12.14)%		8.22%	3.98%	9.44%

Based on market price	(12.17)%	(9.91)%		15.67%	3.17%	17.28%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.17%	1.77	%(e)	1.44%	2.14%	2.49%

Total expenses after fees waived and/or reimbursed	3.17%	1.74	%(e)	1.44%	2.14%	2.49%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)(g)	0.89%	0.95	%(e)	0.89%	0.92%	0.92%

Net investment income to Common Shareholders	3.71%	4.37%		4.59%	4.39%	4.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$699,848	$740,380		$490,103	$476,309	$481,024

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$417,100	$417,100		$237,100	$237,100	$237,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$259,361 (h)	$245,762	(h)	$306,707 (i)	$300,890 (i)	$302,878 (i)

TOB Trust Certificates, end of year (000)	$22,060	$90,838		$61,534	$71,300	$59,415

Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	$51,599	$13,734		N/A	N/A	N/A

Portfolio turnover rate	17%	20%		10%	13%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.71%, 1.70% and 0.92%, respectively.

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Expense ratios	0.88%	0.94%	0.88%	0.91%	0.91%

(h)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MIY

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$13.56	$16.04	$15.88	$15.70	$15.04

Net investment income(a)	0.42	0.61	0.68	0.63	0.62
Net realized and unrealized gain (loss)	(0.55)	(2.42)	0.14	0.14	0.66

Net increase (decrease) from investment operations	(0.13)	(1.81)	0.82	0.77	1.28

Distributions to Common Shareholders(b)
From net investment income	(0.43)	(0.67)	(0.66)	(0.59)	(0.62)
Return of capital	(0.06)	—	—	—	—

Total distributions to Common Shareholders	(0.49)	(0.67)	(0.66)	(0.59)	(0.62)

Net asset value, end of year	$12.94	$13.56	$16.04	$15.88	$15.70

Market price, end of year	$11.12	$13.67	$15.80	$14.24	$14.24

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.40)%	(11.35)%	5.61%	5.52%	9.42%

Based on market price	(15.09)%	(9.28)%	16.02%	4.31%	15.80%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.27%	1.66%	1.44%	2.07%	2.46%

Total expenses after fees waived and/or reimbursed	3.27%	1.66%	1.44%	2.07%	2.46%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)(f)	0.91%	0.88%	0.85%	1.20%	1.09%

Net investment income to Common Shareholders	3.31%	4.10%	4.32%	4.06%	4.11%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$378,173	$400,206	$473,464	$468,752	$464,366

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$231,900	$231,900	$231,900	$231,900	$231,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$258,740 (g)	$246,506 (g)	$304,167 (h)	$302,135 (h)	$300,244 (h)

TOB Trust Certificates, end of year (000)	$6,334	$41,267	$41,267	$41,362	$64,527

Asset coverage per $1,000 of TOB Trust Certificates, end of year(i)	$97,262	$16,309	N/A	N/A	N/A

Portfolio turnover rate	37%	22%	7%	9%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Expense ratios	0.91%	0.88%	0.85%	0.88%	0.90%

(g)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(h)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MYN

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$12.12	$14.73	$14.52	$14.38	$13.74

Net investment income(a)	0.39	0.52	0.60	0.56	0.52
Net realized and unrealized gain (loss)	(0.39)	(2.53)	0.22	0.10	0.63

Net increase (decrease) from investment operations	—	(2.01)	0.82	0.66	1.15

Distributions to Common Shareholders(b)
From net investment income	(0.37)	(0.60)	(0.61)	(0.52)	(0.51)
Return of capital	(0.05)	—	—	—	—

Total distributions to Common Shareholders	(0.42)	(0.60)	(0.61)	(0.52)	(0.51)

Net asset value, end of year	$11.70	$12.12	$14.73	$14.52	$14.38

Market price, end of year	$10.08	$10.94	$14.56	$13.26	$13.19

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.64%	(13.74)%	6.10%	5.11%	9.15%

Based on market price	(3.94)%	(21.23)%	14.84%	4.65%	15.69%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.07%	1.59%	1.47%	2.05%	2.45%

Total expenses after fees waived and/or reimbursed	3.07%	1.59%	1.47%	2.05%	2.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)(f)	0.89%	1.24%	1.27%	1.21%	1.08%

Net investment income to Common Shareholders	3.42%	3.91%	4.17%	3.91%	3.80%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$452,980	$479,869	$583,221	$574,856	$569,102

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$269,699 (g)	$256,882 (g)	$335,455 (h)	$332,077 (h)	$329,755 (h)

TOB Trust Certificates, end of year (000)	$19,231	$58,179	$103,573	$111,089	$104,473

Asset coverage per $1,000 of TOB Trust Certificates, end of year(i)	$37,423	$13,502	N/A	N/A	N/A

Portfolio turnover rate	40%	31%	11%	11%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Expense ratios	0.89%	0.88%	0.90%	0.89%	1.08%

(g)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(h)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MPA

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$13.92	$16.64	$16.09	$16.06	$15.27

Net investment income(a)	0.40	0.59	0.69	0.65	0.63
Net realized and unrealized gain (loss)	(0.76)	(2.65)	0.52	(0.05)	0.80

Net increase (decrease) from investment operations	(0.36)	(2.06)	1.21	0.60	1.43

Distributions to Common Shareholders(b)
From net investment income	(0.40)	(0.66)	(0.66)	(0.57)	(0.64)
Return of capital	(0.07)	—	—	—	—

Total distributions to Common Shareholders	(0.47)	(0.66)	(0.66)	(0.57)	(0.64)

Net asset value, end of year	$13.09	$13.92	$16.64	$16.09	$16.06

Market price, end of year	$11.69	$13.54	$16.23	$14.09	$14.18

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(2.05)%	(12.45)%	8.09%	4.33%	10.32%

Based on market price	(10.08)%	(12.69)%	20.40%	3.47%	12.18%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.02%	1.63%	1.48%	2.13%	2.55%

Total expenses after fees waived and/or reimbursed	3.01%	1.63%	1.48%	2.12%	2.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)(f)	0.95%	1.24%	1.25%	1.23%	0.99%

Net investment income to Common Shareholders	3.10%	3.85%	4.24%	4.08%	4.11%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$170,467	$185,332	$221,384	$214,155	$214,359

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$82,600	$82,600	$82,600	$82,600	$82,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$276,357 (g)	$248,524 (g)	$368,019 (h)	$359,268 (h)	$359,514 (h)

TOB Trust Certificates, end of year (000)	$14,060	$42,183	$44,012	$54,482	$52,814

Asset coverage per $1,000 of TOB Trust Certificates, end of year(i)	$18,983	$7,346	N/A	N/A	N/A

Portfolio turnover rate	31%	18%	13%	12%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Expense ratios	0.95%	0.93%	0.92%	0.93%	0.96%

(g)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(h)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MYI

	Year Ended 07/31/23		Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$13.04		$15.64	$15.03	$14.81	$13.98

Net investment income(a)	0.47		0.60	0.64	0.58	0.58
Net realized and unrealized gain (loss)	(0.49)		(2.58)	0.57	0.17	0.85

Net increase (decrease) from investment operations	(0.02)		(1.98)	1.21	0.75	1.43

Distributions to Common Shareholders(b)
From net investment income	(0.51)		(0.62)	(0.60)	(0.53)	(0.60)
Return of capital	(0.00	)(c)	—	—	—	—

Total distributions to Common Shareholders	(0.51)		(0.62)	(0.60)	(0.53)	(0.60)

Net asset value, end of year	$12.51		$13.04	$15.64	$15.03	$14.81

Market price, end of year	$11.13		$12.24	$15.12	$13.55	$13.44

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.48%		(12.66)%	8.55%	5.61%	11.11%

Based on market price	(4.76)%		(15.20)%	16.40%	4.92%	13.13%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.15%		1.55%	1.37%	1.95%	2.40%

Total expenses after fees waived and/or reimbursed	3.15%		1.55%	1.37%	1.95%	2.40%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)(g)	0.89%		1.14%	1.15%	1.12%	1.03%

Net investment income to Common Shareholders	3.80%		4.18%	4.22%	3.93%	4.16%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$844,604		$888,808	$1,066,013	$1,024,515	$1,009,375

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400		$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$260,885	(h)	$248,593 (h)	$399,106 (i)	$387,462 (i)	$383,214 (i)

TOB Trust Certificates, end of year (000)	$168,574		$241,747	$239,177	$233,968	$246,471

Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	$8,123		$6,150	N/A	N/A	N/A

Portfolio turnover rate	49%		15%	5%	18%	23%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is less than $0.005 per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Expense ratios	0.89%	0.86%	0.85%	0.86%	1.03%

(h)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BNY

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21		Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of year	$12.51	$15.30	$15.09		$15.09	$14.52

Net investment income(a)	0.40	0.57	0.66		0.61	0.58
Net realized and unrealized gain (loss)	(0.43)	(2.73)	0.28		(0.05)	0.52

Net increase (decrease) from investment operations	(0.03)	(2.16)	0.94		0.56	1.10

Distributions to Common Shareholders(b)
From net investment income	(0.36)	(0.63)	(0.73)		(0.56)	(0.53)
Return of capital	(0.07)	—	—		—	—

Total distributions to Common Shareholders	(0.43)	(0.63)	(0.73)		(0.56)	(0.53)

Net asset value, end of year	$12.05	$12.51	$15.30		$15.09	$15.09

Market price, end of year	$10.35	$11.46	$15.49		$14.10	$13.81

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.46%	(14.24)%	6.55%		4.12%	8.33%

Based on market price	(5.81)%	(22.40)%	15.45%		6.30%	14.88%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.40%	1.78%	1.74	%(e)	2.36%	2.73%

Total expenses after fees waived and/or reimbursed	3.40%	1.78%	1.74	%(e)	2.36%	2.73%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)(g)	1.03%	1.03%	1.16	%(e)	1.16%	1.14%

Net investment income to Common Shareholders	3.37%	4.12%	4.35%		4.06%	3.98%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$292,957	$308,308	$376,645		$195,844	$195,868

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$179,400	$179,400	$179,400		$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$258,872 (h)	$237,449 (h)	$309,947	(i)	$—	$—

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$—	$—	$—		$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$—	$—	$—		$307,243 (i)	$307,268 (i)

TOB Trust Certificates, end of year (000)	$4,998	$44,907	$72,273		$42,523	$35,517

Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	$95,444	$11,853	N/A		N/A	N/A

Portfolio turnover rate	37%	35%	12%		17%	23%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.69%, 1.69% and 1.11%, respectively.

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Expense ratios	1.02%	1.02%	—%	—%	—%

(h)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)

Calculated by subtracting the Fund’s total liabilities (not including VRDP/VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP/VMTP Shares, and by multiplying the results by 100,000.

(j)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board and shareholders of MUJ (the “Acquiring Fund”) and the Board and shareholders of BlackRock MuniYield New Jersey Fund (“MYJ”), (the “Target Fund”) approved the reorganization of the Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of the Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 8, 2022, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

Each Preferred Shareholder of the Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MUJ’s Share Class	Shares of MUJ

MYJ	Common	24,124,417	1.01086784	Common	24,386,556(a)
MYJ	VRDP	1,800	1	VRDP	1,800

(a)	Net of fractional shares redeemed.

The Target Fund’s net assets and composition of net assets on April 8, 2022, the valuation date of the reorganization, were as follows:

Target Fund

Net assets applicable to Common Shareholders	$338,609,074
Paid-in-capital	345,890,140
Accumulated loss	(7,281,066)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganization were $417,894,578. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganizations amounted to $756,503,652. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value

MYJ	$563,940,361	$565,420,468	$52,481,953	$180,000,000

The purpose of these transactions was to combine two funds managed by the Manager with similar investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 11, 2022.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements (continued)

Assuming the reorganization had been completed on August 1, 2021, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the year ended July 31, 2022, were as follows:

•Net investment income (loss): $35,270,330

•Net realized and change in unrealized gain/loss on investments: $(139,323,174)

•Net decrease in net assets resulting from operations: $(104,052,844)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statements of Operations since April 11, 2022.

Reorganization costs incurred by MUJ in connection with the reorganization were expensed by MUJ. The Manager reimbursed MUJ $161,495.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (continued)

managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MIY’s, MYN’s, MPA’s and MYI’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

MUJ	$779,882	$142,311	$44,508	$966,701
MIY	422,988	70,621	21,202	514,811
MYN	715,919	111,663	35,662	863,244
MPA	445,615	80,143	21,134	546,892
MYI	5,119,337	770,743	220,264	6,110,344
BNY	359,570	65,017	20,260	444,847

For the year ended July 31, 2023, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

MUJ	$36,347,405		$22,059,998		4.01% — 4.18%	$31,265,168	3.09%
MIY	13,372,012		6,333,877		4.01 — 4.01	17,375,984	2.96
MYN	38,848,186		19,231,092		4.01 — 4.05	28,685,007	3.00
MPA	24,618,891		14,060,000		4.01 — 4.04	17,389,145	3.15
MYI	339,036,909		168,574,218		3.98 — 4.13	191,717,855	3.18
BNY	9,692,708		4,998,266		4.01 — 4.05	15,623,669	2.83

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2023.

For the year ended July 31, 2023, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans

MYN	$—	—%	$57,917	0.71%
MYI	—	—	449,787	0.67
BNY	—	—	66,391	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except BNY, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUJ	MIY	MYN	MPA	MYI
Investment advisory fees	0.50%	0.49%	0.50%	0.49%	0.50%

For purposes of calculating these fees, for each Fund except for BNY, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

For such services, BNY pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets.

For purposes of calculating these fees, for BNY, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30,

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Notes to Financial Statements (continued)

2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

MUJ	$53,302
MIY	6,993
MYN	3,033
MPA	11,397
MYI	13,352
BNY	3,481

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

MUJ	$184,056,883	$312,742,464
MIY	229,457,053	286,065,434
MYN	288,696,285	338,655,112
MPA	80,756,704	122,439,306
MYI	672,000,537	757,617,802
BNY	174,999,559	219,207,804

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

MUJ	$(39,845)	$39,845
MYN	(20,102)	20,102
MPA	(12,604)	12,604
MYI	(26,899)	26,899
BNY	(18,270)	18,270

The tax character of distributions paid was as follows:

Fund Name	Year Ended 07/31/23	Year Ended 07/31/22

MUJ
Tax-exempt income	$38,967,039	$30,943,538
Ordinary income	48,253	7,045
Return of capital	5,140,445	—

	$44,155,737	$30,950,583

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Notes to Financial Statements (continued)

Fund Name	Year Ended 07/31/23	Year Ended 07/31/22

MIY
Tax-exempt income	$21,262,737	$22,804,745
Ordinary income	9,414	—
Return of capital	1,655,675	—

	$22,927,826	$22,804,745

MYN
Tax-exempt income	$23,080,507	$24,764,075
Ordinary income	42,379	1,048
Return of capital	2,141,070	—

	$25,263,956	$24,765,123

MPA
Tax-exempt income	$8,187,485	$9,177,045
Ordinary income	9,104	63
Return of capital	987,610	—

	$9,184,199	$9,177,108

MYI
Tax-exempt income	$47,063,701	$43,834,140
Ordinary income	70,038	437
Return of capital	328,022	—

	$47,461,761	$43,834,577

BNY
Tax-exempt income	$15,168,344	$17,533,480
Ordinary income	45,085	80,034
Return of capital	1,802,990	—

	$17,016,419	$17,613,514

As of July 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

MUJ	$(46,287,545)	$(8,736,238)	$(55,023,783)
MIY	(34,354,147)	(883,159)	(35,237,306)
MYN	(61,783,947)	2,404,772	(59,379,175)
MPA	(14,441,556)	(4,939,255)	(19,380,811)
MYI	(64,501,068)	31,220,899	(33,280,169)
BNY	(39,177,228)	218,721	(38,958,507)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MUJ	$1,117,627,450	$21,697,442	$(30,399,345)	$(8,701,903)
MIY	604,638,206	5,847,461	(6,730,620)	(883,159)
MYN	692,435,068	14,103,813	(11,416,847)	2,686,966
MPA	255,793,154	3,432,456	(8,361,387)	(4,928,931)
MYI	1,160,394,570	48,598,550	(16,886,950)	31,711,600
BNY	470,060,519	8,379,618	(8,010,641)	368,977

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

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Notes to Financial Statements (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Illiquidity Risk: Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

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Notes to Financial Statements (continued)

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

10.	CAPITAL SHARE TRANSACTIONS

MPA and BNY are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MUJ, MIY, MYN and MYI are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10, except for BNY for which it is $0.001. The par value for MUJ’s, MIY’s, MYN’s and MYI’s Preferred Shares outstanding is $0.10. The par value for MPA’s Preferred Shares outstanding is $0.05. The par value for BNY’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MPA is authorized to issue 1 million Preferred Shares.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Fund Name	07/31/23	07/31/22

MUJ	19,764	28,923
MIY	19,146	6,385
MPA	834	8,523
BNY	—	23,267

For the year ended July 31, 2022, shares issued and outstanding remained constant for MYN and MYI.

For the year ended July 31, 2022, Common Shares of MUJ issued and outstanding increased by 24,386,597 as a result of the reorganization of MYJ with and into MUJ.

For the year ended July 31, 2022, Common Shares of MUJ issued and outstanding decreased by 41 as a result of a redemption of fractional shares from the reorganization of MYJ with and into MUJ.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts.

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Notes to Financial Statements (continued)

The total cost of the shares repurchased is reflected in Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	MUJ
	Shares	Amounts

Year Ended July 31, 2023	830,265	$9,439,913

	MIY
	Shares	Amounts

Year Ended July 31, 2023	302,870	$3,374,623

	MYN
	Shares	Amounts

Year Ended July 31, 2023	864,838	$8,585,038

	MPA
	Shares	Amounts

Year Ended July 31, 2023	291,383	$3,289,985

	MYI
	Shares	Amounts

Year Ended July 31, 2023	644,921	$7,043,454

	BNY
	Shares	Amounts

Year Ended July 31, 2023	319,475	$3,263,323

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

Each Fund (for purposes of this section, each a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	06/30/11	1,727	$172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
	04/11/22	1,800	180,000,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MYN	04/21/11	2,477	247,700,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41
MYI	05/19/11	3,564	356,400,000	06/01/41
BNY	03/31/21	945	94,500,000	03/31/51
	04/12/21	849	84,900,000	03/31/51

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Notes to Financial Statements (continued)

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MYN	MPA	MYI	BNY
Expiration date	11/30/24	07/07/24	07/07/24	07/07/24	07/07/24	11/30/24

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
MUJ	Aa2	AA
MIY	Aa2	AA
MYN	Aa2	AA
MPA	Aa2	AA
MYI	Aa1	AA
BNY	Aa2	AA

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 07/31/23
MUJ	04/17/14	11/15/24
MIY	06/25/20	06/19/24
MYN	06/22/22	06/19/24
MPA	06/22/22	06/19/24
MYI	06/22/22	06/19/24
BNY	03/31/21	11/15/24

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (continued)

For the year ended July 31, 2023, the annualized dividend rate for the VRDP Shares were as follows:

	MUJ	MIY	MYN	MPA	MYI	BNY

Dividend rates	3.56%	3.61%	3.61%	3.61%	3.61%	3.56%

For the year ended July 31, 2023, VRDP Shares issued and outstanding of each VRDP Trust remained constant.

During the year ended July 31, 2022, issued and outstanding VRDP Shares for MUJ increased by 1,800 due to the reorganization of MYJ with and into MUJ.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization

MUJ	$14,853,217	$45,446
MIY	8,366,443	11,351
MYN	8,936,473	21,848
MPA	2,980,027	18,543
MYI	12,858,970	29,463
BNY	6,388,557	19,208

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

MUJ	08/01/23	08/15/23	09/01/23	$0.037500
	09/01/23	09/15/23	10/02/23	0.037500
MIY	08/01/23	08/15/23	09/01/23	0.034500
	09/01/23	09/15/23	10/02/23	0.034500
MYN	08/01/23	08/15/23	09/01/23	0.031500
	09/01/23	09/15/23	10/02/23	0.031500
MPA	08/01/23	08/15/23	09/01/23	0.034000
	09/01/23	09/15/23	10/02/23	0.034000
MYI	08/01/23	08/15/23	09/01/23	0.040500
	09/01/23	09/15/23	10/02/23	0.040500
BNY	08/01/23	08/15/23	09/01/23	0.030500
	09/01/23	09/15/23	10/02/23	0.030500

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)

Fund Name	Shares	Series	Declared

MUJ	VRDP	W-7	$1,579,152
MIY	VRDP	W-7	881,919
MYN	VRDP	W-7	942,006
MPA	VRDP	W-7	314,129
MYI	VRDP	W-7	1,355,394
BNY	VRDP	W-7	679,213

(a)	Dividends declared for period August 1, 2023 to August 31, 2023.

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Notes to Financial Statements (continued)

On September 8, 2023, the Board of Directors/Trustees of each of MIY, MPA, BlackRock Virginia Municipal Bond Trust and BlackRock Investment Quality Municipal Trust, Inc.(collectively, the “Target Funds”) and the Board of Directors of MYI approved the merger of the respective Target Fund into MYI. Subject to the approvals by each Fund’s shareholders, the potential refinancing of preferred shares and the satisfaction of customary closing conditions, the mergers are expected to be completed in the first half of 2024.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., BlackRock MuniYield Pennsylvania Quality Fund, BlackRock MuniYield Quality Fund III, Inc., and BlackRock New York Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., BlackRock MuniYield Pennsylvania Quality Fund, BlackRock MuniYield Quality Fund III, Inc., and BlackRock New York Municipal Income Trust (the “Funds”), including the schedules of investments, as of July 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2023, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2023:

Fund Name	Exempt-Interest Dividends
MUJ	$ 40,476,480
MIY	20,785,753
MYN	24,091,720
MPA	8,333,062
MYI	44,591,165
BNY	16,032,899

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2023:

Fund Name	Interest Dividends
MUJ	$ 42,265
MIY	9,307
MYN	40,714
MPA	8,660
MYI	59,118
BNY	36,190

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2023:

Fund Name	Interest Related Dividends
MUJ	$ 42,265
MIY	9,307
MYN	40,714
MPA	8,660
MYI	59,118
BNY	36,190

I M P O R T A N T T A X I N F O R M A T I O N	87

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock New York Municipal Income Trust (“BNY”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”), BlackRock MuniYield Quality Fund III, Inc. (“MYI”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) and BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”) (collectively, the “Funds” and each, a “Fund”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment adviser.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered BNY’s performance relative to BNY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BNY generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BNY, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MYN’s performance relative to MYN’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYN generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYN, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MYI’s performance relative to MYI’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYI generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYI, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MUJ’s performance relative to MUJ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUJ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUJ, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MPA’s performance relative to MPA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MPA generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MPA, and that BlackRock has explained its rationale for this belief to the Board.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	89

Disclosure of Investment Advisory Agreements (continued)

The Board reviewed and considered MIY’s performance relative to MIY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MIY generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MIY, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BNY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively relative to the Expense Peers.

The Board noted that MYN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that MYI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that MUJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that MPA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that MIY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

D. Economies of Scale

Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements (continued)

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

The Fund’s investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes (“New Jersey Municipal Bonds”). The Fund invests substantially all (at least 80%) of its assets in New Jersey Municipal Bonds, except at times when BlackRock Advisors, LLC (the “Manager”) considers that New Jersey Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that the Manager considers that suitable New Jersey Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from federal income taxes but not New Jersey personal income taxes (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund will maintain at least 80% of its assets in New Jersey Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. Under normal circumstances, at least 80% of the Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more. There can be no assurance that the Fund’s investment objective will be realized.

Ordinarily, the Fund does not intend to realize significant investment income subject to federal income tax and New Jersey personal income taxes. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a federal alternative minimum tax.

The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New Jersey Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New Jersey Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes and New Jersey personal income taxes will be considered “New Jersey Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “Municipal Bonds.”

The Fund invests in investment grade New Jersey Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Manager. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, P-1 through P-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and P-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New Jersey Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular New Jersey Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days.

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Investment Objectives, Policies and Risks  (continued)

The average maturity of the Fund’s portfolio securities varies based upon the Manager’s assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Fund.

The Fund invests primarily in long-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, the Fund may also invest in intermediate-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of the Fund’s total assets, except during interim periods pending investment of the net proceeds from public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income that is subject to federal income tax and New Jersey personal income taxes.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

BlackRock MuniYield Michigan Quality Fund (MIY)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Michigan income taxes (“Michigan Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Michigan income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Michigan Municipal Bonds. The Fund may invest directly in securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Michigan income taxes. From time to time, the Fund may realize taxable capital gains. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

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Investment Objectives, Policies and Risks (continued)

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Michigan income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may leverage its portfolio by entering into one or more credit facilities.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New York State and New York City personal income taxes (“New York Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for federal income tax purposes, in the opinion of bond

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Investment Objectives, Policies and Risks (continued)

counsel to the issuer, but is not exempt from New York State and New York City personal income taxes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes New York Municipal Bonds. The Fund may invest directly in securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from New York State and New York City personal income taxes. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

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Investment Objectives, Policies and Risks (continued)

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may leverage its portfolio by entering into one or more credit facilities.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Pennsylvania income taxes (“Pennsylvania Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Pennsylvania income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Pennsylvania Municipal Bonds. The Fund may invest directly in securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Pennsylvania income taxes. From time to time, the Fund may realize taxable capital gains.

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in Pennsylvania Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

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The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in. response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Trustees of the Fund without the approval of the Fund’s shareholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Pennsylvania income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal and Pennsylvania income taxes. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

BlackRock MuniYield Quality Fund III, Inc. (MYI)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG

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1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may leverage its portfolio by entering into one or more credit facilities.

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Investment Objectives, Policies and Risks (continued)

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

BlackRock New York Municipal Income Trust (BNY)

The Fund’s investment objective is to provide current income exempt from federal income taxes. The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes. The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the Fund’s outstanding common shares and outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and New York City and New York State personal income taxes, the Fund may invest in securities that pay interest that is not exempt from New York City and New York State personal income taxes when, in the judgment of the Manager, the return to the shareholders after payment of applicable New York City and New York State personal income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York City and New York State personal income taxes.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio

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Investment Objectives, Policies and Risks (continued)

because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds, subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.

Non-Diversification Risk (MUJ, MIY, MYN and MPA): The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

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A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

State Specific Risk (MUJ, MIY, MYN, MPA and BNY): The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	101

Investment Objectives, Policies and Risks (continued)

Indexed and Inverse Securities Risk (MIY, MYN, MPA and MYI): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

Variable Rate Demand Obligations Risks (MUJ, MIY, MYN, MPA and MYI): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Repurchase Agreements and Purchase and Sale Contracts Risk (MUJ): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (MIY, MYN and MYI): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks (continued)

Investment Companies and ETFs Risk (MUJ, MIY and BNY): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

•

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	103

Automatic Dividend Reinvestment Plan

Pursuant to MUJ, MIY, MYN, MPA, MYI and BNY’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MUJ, MIY, MYN, MPA, MYI and BNY declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA, MYI and BNY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUJ, MIY and MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 104 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 106 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 106 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 104 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 104 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	105

Director and Officer Information (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 104 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 106 Portfolios	PennyMac Mortgage Investment Trust

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc.from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 273 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 275 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b)	Officers of the Fund serve at the pleasure of the Board.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Funds.

Effective September 9, 2023, Arthur P. Steinmetz was appointed as a Director of the Funds.

Effective September 29, 2022, Michael Kalinoski became a portfolio manager of MUJ. Mr. Kalinoski has been employed by BlackRock since 2006. Effective March 1, 2023, Walter O’Connor, Kevin Maloney and Kristi Manidis became portfolio managers of MUJ. Messrs. O’Connor and Maloney and Ms. Manidis have been employed by BlackRock since 2006, 2011, and 2003 respectively. Effective March 1, 2023, Ted Jaeckel is no longer a portfolio manager of MUJ.

Effective March 1, 2023, Phillip Soccio, Kevin Maloney, Christian Romaglino and Kristi Manidis became portfolio managers of MIY. Messrs. Soccio, Maloney and Romaglino and Ms. Manidis have been employed by BlackRock since 1998, 2011, 2017, and 2003 respectively. Effective March 1, 2023, Michael Perilli is no longer a portfolio manager of MIY.

Effective September 29, 2022, Michael Perilli became a portfolio manager of MYN. Mr. Perilli was employed by BlackRock from 2008 to 2023. Effective March 1, 2023, Phillip Soccio, Michael Kalinoski, Kevin Maloney and Kristi Manidis became portfolio managers of MYN. Messrs. Soccio, Kalinoski and Maloney and Ms. Manidis have been employed by BlackRock since 1998, 2006, 2011, and 2003 respectively. Effective March 1, 2023, Michael Perilli is no longer a portfolio manager of MYN.

Effective September 29, 2022, Christian Romaglino became a portfolio manager of MPA. Mr. Romaglino has been employed by BlackRock since 2017. Effective March 1, 2023, Michael Kalinoski, Walter O’Connor, Kevin Maloney and Kristi Manidis became portfolio managers of MPA. Messrs. Kalinoski, O’Connor and Maloney and Ms. Manidis have been employed by BlackRock since 2006, 2006, 2011, and 2003 respectively. Effective March 1, 2023, Michael Perilli and Ted Jaeckel are no longer portfolio managers of MPA.

Effective March 1, 2023, Phillip Soccio, Kevin Maloney and Kristi Manidis became portfolio managers of MYI. Messrs. Soccio and Maloney and Ms. Manidis have been employed by BlackRock since 1998, 2011, and 2003 respectively.

Effective September 29, 2022, Christian Romaglino became a portfolio manager of BNY. Mr. Romaglino has been employed by BlackRock since 2017. Effective March 1, 2023, Phillip Soccio, Michael Kalinoski, Kevin Maloney and Kristi Manidis became portfolio managers of BNY. Messrs. Soccio, Kalinoski and Maloney and Ms. Manidis have been employed by BlackRock since 1998, 2006, 2011, and 2003 respectively. Effective March 1, 2023, Michael Perilli is no longer a portfolio manager of BNY.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	107

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 12, 2023, for shareholders of record on May 15, 2023, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class I Directors as follows:

	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester(a)

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BNY	16,817,524	1,715,171	16,750,046	1,782,649	16,845,179	1,687,516	1,794	0
MYI	49,643,998	10,209,934	32,885,027	26,968,905	53,407,443	6,446,489	3,564	0
MUJ	42,025,900	3,715,293	29,477,595	16,263,598	42,132,646	3,608,547	4,171	0
MIY	22,443,900	2,177,156	16,595,411	8,025,645	22,455,423	2,165,633	2,319	0

(a)	Voted on by holders of Preferred Shares only.

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, and Frank J. Fabozzi.

The Annual Meeting of Shareholders was held on July 12, 2023 and adjourned to July 31, 2023, for shareholders of record on May 15, 2023, to elect director nominees for BlackRock MuniYield New York Quality Fund, Inc. There were no broker non-votes with regard to the Fund.

Shareholders elected the Class I Directors as follows:

	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester(a)

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYN	29,144,441	4,668,312	19,457,256	14,355,497	29,204,755	4,607,998	2,477	0

(a)	Voted on by holders of Preferred Shares only.

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, and Frank J. Fabozzi.

The Annual Meeting of Shareholders was held on July 12, 2023, for shareholders of record on May 15, 2023, to elect director nominees for BlackRock MuniYield Pennsylvania Quality Fund. There were no broker non-votes with regard to the Fund.

Shareholders elected the Directors as follows:

	Cynthia L. Egan			Robert Fairbairn			Lorenzo A. Flores

Fund Name	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MPA	9,657,083	1,179,483	156,007	9,754,205	1,082,575	155,793	9,767,766	1,064,101	160,706

	Stayce D. Harris			J. Phillip Holloman			R. Glenn Hubbard

Fund Name	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MPA	9,802,345	1,055,403	134,825	9,632,262	1,199,605	160,706	9,723,572	1,134,177	134,824

	Catherine A. Lynch			John M. Perlowski			Frank J. Fabozzi(a)

Fund Name	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MPA	9,803,633	1,039,544	149,396	9,762,716	1,083,579	146,278	826	0	0

	W. Carl Kester(a)

Fund Name	Votes For	Votes Against	Abstain
MPA	826	0	0

(a)	Voted on by holders of Preferred Shares only.

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

A D D I T I O N A L I N F O R M A T I O N	109

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.(a)

New York, NY 10036

The Toronto-Dominion Bank(b)

New York, NY 10019

(a) For MUJ and BNY.

(b) For MIY, MYN, MPA and MYI.

VRDP Remarketing Agent

BofA Securities, Inc.(a)

New York, NY 10036

TD Securities (USA) LLC(b)

New York, NY 10019

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

110	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGC-ICC	Assured Guaranty Corp. – Insured Custody Certificate

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

MTA	Month Treasury Average

NPFGC	National Public Finance Guarantee Corp.

NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate

PSF	Permanent School Fund

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAW	State Aid Withholding

SCH BD RES FD	School Board Resolution Fund

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	111

Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY6-07/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund III, Inc.	$32,538	$36,006	$0	$0	$30,000	$28,800	$407	$431

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund III, Inc.	$30,407	$29,231

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock, Michael Kalinoski, CFA, Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. O’Connor, Kalinoski and Romaglino have been members of the registrant’s portfolio management team since 2006, 2011 and 2017 respectively. Messrs. Maloney and Soccio and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.

Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.

Christian Romaglino, CFA	Director of BlackRock since 2017, Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.

Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.

Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

Kristi Manidis	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2008.

(a)(2) As of July 31, 2023:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Walter O’Connor, CFA	33	0	0	0	0	0
	$32.29 Billion	$0	$0	$0	$0	$0

Michael Kalinoski, CFA	34	0	0	0	0	0
	$36.13 Billion	$0	$0	$0	$0	$0

Christian Romaglino. CFA	34	0	0	0	0	0
	$16.76 Billion	$0	$0	$0	$0	$0

Kevin Maloney, CFA	36	0	0	0	0	0
	$38.35 Billion	$0	$0	$0	$0	$0

Philip Soccio, CFA	34	0	0	0	0	0
	$ 31.42 Billion	$0	$0	$0	$0	$0

Kristi Manidis	38	0	2	0	0	0
	$ 23.55 Billion	$0	$1.03 Billion	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2023:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2023:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	$1 - $10,000
Michael Kalinoski, CFA	$1 - $10,000
Christian Romaglino, CFA	$1 - $10,000
Kevin Maloney, CFA	None
Phillip Soccio, CFA	None
Kristi Manidis	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
February 1-28, 2023	0	$-	0	3,407,534
March 1-31, 2023	87,215	$ 11.1104	87,215	3,320,319
April 1-30, 2023	0	$-	0	3,320,319
May 1-31, 2023	195,353	$10.7646	195,353	3,124,966
June 1-30, 2023	182,557	$10.8639	182,557	2,942,409
July 1-31, 2023	179,796	$11.0047	179,796	2,762,613
Total:	644,921	10.9064214	644,921	2,762,613

1 On September 8, 2022, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2022, the Fund may repurchase through November 30, 2023, up to 5% of its common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund III, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund III, Inc.

Date: September 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund III, Inc.

Date: September 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund III, Inc.

Date: September 22, 2023